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TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

As filed with the Securities and Exchange Commission on April 30, 2004

1933 Act File No. 333-
1940 Act File No. 811-21432

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
(Check Appropriate Box or Boxes)

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 6	☒

REAVES UTILITY INCOME FUND
(Exact Name of Registrant as Specified in Declaration of Trust)

1625 Broadway, Suite 2200
Denver, Colorado 80202
(Address of Principal Executive Offices)

(303) 623-2577
(Registrant's Telephone Number)

Traci A. Thelen, General Counsel
ALPS Mutual Funds Services, Inc.
1625 Broadway, Suite 2200
Denver, Colorado 80202
(Name and Address of Agent for Service)

Copy to:

Philip J. Niehoff
Mayer, Brown, Rowe & Maw LLP
190 South LaSalle Street
Chicago, Illinois 60603
(312) 782-0600

        Approximate Date of Proposed Public Offering:    As soon as practicable after the effective date of this Registration Statement.

        If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box ☐

        It is proposed that this filing will become effective (check appropriate box):

☐
when declared effective pursuant to Section 8(c).

        If appropriate, check the following box:

☐
This post-effective amendment designates a new effective date for a previously filed registration statement.

☐
This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is                        .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee

Preferred Shares, no par value	40 shares	$25,000	$1,000,000	$126.70

(1)
Estimated solely for purpose of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933

        The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to section 8(a), may determine.

The information in this prospectus is incomplete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities, and we are not soliciting offers to buy these securities, in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus dated April                        , 2004

PROSPECTUS

$

Reaves Utility Income Fund

Preferred Shares ("Preferred Shares")
Shares, Series A
Shares, Series B
Shares, Series C
Liquidation Preference, $25,000 per share

        Investment Objective.    Reaves Utility Income Fund (the "Fund") is a recently organized closed-end, non- diversified management investment company. The Fund's investment objective is to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund intends to pursue this objective by investing at least 80% of its total assets in the securities of domestic and foreign companies involved to a significant extent in providing products, services or equipment for (i) the generation or distribution of electricity, gas or water, (ii) telecommunications activities or (iii) infrastructure operations, such as airports, toll roads and municipal services ("Utilities" or the "Utility Industry"). A company will be deemed to be involved in the Utility Industry to a significant extent if at least 50% of its assets, gross income or profits are committed to or derived from activities in the areas described above.

        (continued on following page)

        An investment in the Preferred Shares involves certain risks. See "Risk Factors" beginning on page 34 of this prospectus. The minimum purchase amount of the Preferred Shares is $25,000.

	Per Share	Total
Public offering price(1)	$25,000	$
Sales load	$250	$
Estimated offering expenses	$	$
Proceeds, after expenses, to the Fund	$	$
(1)
Plus accumulated dividends, if any, from the date the Preferred Shares are issued, but before offering expenses payable by the Fund, estimated to be $                  . The Fund, the Administrator and the Adviser have agreed to indemnify the underwriters against certain liabilities under the Securities Act of 1933, as amended. See "Underwriting."

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

        The underwriters are offering the Preferred Shares subject to various conditions. The underwriters expect to deliver the Preferred Shares to purchasers, in book-entry form only, through the facilities of the Depository Trust Company, on or about                        , 2004.

The date of this prospectus is                        , 2004.

(continued from previous page)

        Capitalized terms used but not defined in this prospectus shall have the meanings ascribed to them in the Statement of Preferences of Preferred Shares (the "Statement") attached to the Statement of Additional Information as Appendix A.

        Portfolio Contents.    The Fund intends to invest primarily in common and preferred stocks of Utilities that pay dividends qualifying for federal income taxation at rates applicable to long-term capital gains ("tax-advantaged dividends"). The Fund invests approximately 90% of its total assets in common stocks and the remaining 10% in preferred stocks and debt securities. Under normal market conditions, at least 80% of the Fund's total assets will be invested in the Utility Industry, but the investment adviser retains broad discretion to allocate investments among common stocks, preferred stocks and debt securities in the manner it believes will best achieve the Fund's investment objective.

        Investment Adviser.    W.H. Reaves & Co., Inc. ("Reaves") will act as the Fund's investment adviser. See "Management of the Fund." As of December 31, 2003, Reaves had approximately $900 million of assets under management. Reaves' address is 10 Exchange Place, Jersey City, New Jersey 07302.

        The Fund is offering            shares of Series A Preferred Shares,            shares of Series B Preferred Shares and            shares of Series C Preferred Shares. The Preferred Shares have a liquidation preference of $25,000 per share, plus any accumulated unpaid dividends. The Preferred Shares have priority over the Fund's common shares as to distribution of assets, as described in this prospectus. It is a condition of the closing of this offering that the Preferred Shares be assigned a rating of "Aaa" by Moody's Investors Service, Inc. ("Moody's") and "AAA" by Fitch Ratings, Inc. ("Fitch").

        The dividend rate for the initial dividend rate period will be    % for Series A Preferred Shares,    % for the Series B Preferred Shares and     % for the Series C Preferred Shares. The initial rate period is from the date of issuance through                        , 2004 for the Series A Preferred Shares,             , 2004 for the Series B Preferred Shares and            , 2004 for the Series C Preferred Shares. For subsequent rate periods, the Preferred Shares pay dividends based on a rate set at auction, usually held every    days in the case of the Series A Preferred Shares, every    days in the case of the Series B Preferred Shares, and every    days in the case of the Series C Preferred Shares. Prospective purchasers should carefully review the auction procedures described in this prospectus and should note: (1) a buy order (called a "bid order") or sell order is a commitment to buy or sell Preferred Shares based on the results of an auction; and (2) purchases and sales will be settled on the next business day after the auction.

        You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the Preferred Shares and retain it for future reference. A Statement of Additional Information, subject to completion, dated                            , 2004 (the "Statement of Additional Information"), containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus, which means that it is part of this prospectus for legal purposes. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 65 of this prospectus, by calling (800) 644-5571 (toll-free) or by writing to ALPS Mutual Funds Services, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).

        The Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

        The Preferred Shares will not be listed on an exchange. Preferred Shares may only be bought or sold through an order at an auction (an "Auction") with or through a broker-dealer that has entered into an agreement with the auction agent of the Fund, or in a secondary market that may be maintained by certain broker-dealers. These broker-dealers are not required to maintain this market and it may not provide you with liquidity.

Prospectus Summary
Financial Highlights
The Fund
Use of Proceeds
Capitalization
Portfolio Composition
Investment Objective and Policies
Effect of Leverage
Risk Factors
Management of the Fund
Description of Preferred Shares
The Auctions
Taxes
Description of Capital Structure
Certain Provisions of the Agreement and Declaration of Trust
Underwriting
Custodian and Transfer Agent
Legal Matters
Independent Accountants
Additional Information
Table of Contents of Statement of Additional Information
The Fund's Privacy Policy

        You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different information or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information contained or the representations made herein are accurate only as of the date on the cover page of this prospectus. The Fund's business, financial condition and prospects may have changed since that date.

PROSPECTUS SUMMARY

        This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund's Preferred Shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information, especially the information set forth under the heading "Risk Factors," and in the Fund's Statement of Preferences of Preferred Shares (the "Statement").

The Fund	Reaves Utility Income Fund (the "Fund") is a recently organized, non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on September 15, 2003. The Fund has registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's principal office is located at 1625 Broadway, Suite 2200, Denver, Colorado 80202, and its telephone number is (800) 644-5571 (toll-free). The Fund commenced operations on February 27, 2004 upon the closing of an initial public offering of its common shares of beneficial interest ("Common Shares"). The Common Shares of the Fund are traded on the American Stock Exchange ("ASE") under the symbol "UTG." See "The Fund."
The offering
The Fund is offering shares of Series A Preferred Shares, shares of Series B Preferred Shares and shares of Series C Preferred Shares, each at a purchase price of $25,000 per share plus accumulated dividends, if any, from the date the shares are first issued. The Preferred Shares are being offered through a group of underwriters led by .

The Preferred Shares of each series will be preferred shares of beneficial interest of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for each series. In general, except as described below, each dividend period for each series of Preferred Shares following the initial dividend period will be days in the case of Series A Preferred Shares, days in the case of Series B Preferred Shares and days in the case of Series C Preferred Shares. The applicable dividend for a particular dividend period will be determined by an auction conducted on the business day immediately prior to the start of that dividend period.

The Preferred Shares will not be listed on an exchange. Investors and potential investors may purchase Preferred Shares of any series in an auction by submitting orders to a broker-dealer that has entered into an agreement with the auction agent and the Fund (a "Broker-Dealer"), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

Generally, Preferred Shares investors will not receive certificates representing ownership of their shares. Ownership of Preferred Shares will be maintained in book-entry form by the securities depository (The Depository Trust Company or any successor) or its nominee for the account of the investor's agent member (generally the investor's broker-dealer). The investor's agent member, in turn, will maintain records of such investor's beneficial ownership of Preferred Shares.
Investment objective and policies
The Fund's investment objective is to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund intends to pursue this objective by investing at least 80% of its total assets in the securities of domestic and foreign companies involved to a significant extent in providing products, services or equipment for (i) the generation or distribution of electricity, gas or water, (ii) telecommunications activities or (iii) infrastructure operations, such as airports, toll roads and municipal services ("Utilities" or the "Utility Industry"). A company will be deemed to be involved in the Utility Industry to a significant extent if at least 50% of its assets, gross income or profits are committed to or derived from activities in the areas described above. The remaining 20% of the Fund's assets may be invested in other securities including stocks, debt obligations and money market instruments, as well as certain derivative instruments in the Utility Industry or other industries. As used in the prospectus and the Statement of Additional Information, the terms "debt securities" and "debt obligations" refer to bonds, debentures and similar long and intermediate term debt investments and do not include short-term fixed income securities such as money market instruments in which the Fund may invest temporarily during periods of abnormal market conditions. The Fund may invest in preferred stocks and bonds of below investment grade quality.

Under normal market conditions, the Fund will invest at least 80% of its total assets in dividend-paying common and preferred stocks of companies in the Utility Industry. In pursuing its objective, the Fund intends to invest primarily in common and preferred stocks that pay dividends that qualify for federal income taxation at rates applicable to long-term capital gains ("tax-advantaged dividends"). The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to holders of the fund's shares of beneficial interest. See "Taxes."

The Fund invests approximately 90% of its total assets in common stocks and the remaining 10% in preferred stocks and debt securities. The Fund's investment adviser, W.H. Reaves & Co., Inc., retains broad discretion to alter the allocation of the Fund's investments among common stocks, preferred stocks and debt securities in a manner that it believes will best effectuate the Fund's investment objective. The Fund may invest in the securities of both domestic and foreign issuers. The Fund generally will not invest in issuers located in emerging market countries. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign securities).
Investment Adviser
W.H. Reaves & Co., Inc. ("Reaves"), the investment adviser of the Fund, is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. As of December 31, 2003, Reaves had approximately $900 million of assets under management.
Reaves is entitled to receive a monthly fee at the annual rate of .575% of the Fund's average daily total assets.
Administrator
ALPS Mutual Funds Services, Inc. ("ALPS"), located at 1625 Broadway, Suite 2200, Denver, Colorado 80202, serves as administrator to the Fund. Under an Administration, Bookkeeping and Pricing Services Agreement, ALPS is responsible for calculating the net asset value of the Common Shares, and generally managing the business affairs of the Fund. The Administration, Bookkeeping and Pricing Services Agreement between the Fund and ALPS provides that ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees' fees, portfolio transactions expenses, litigation expenses, taxes, costs of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing Fund shares and extraordinary expenses. ALPS is entitled to receive a monthly fee at the annual rate of .265% of the Fund's average daily total assets.

Risk Factors
Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, you should carefully consider the following risks before investing in the Fund:
Risks of Investing in Preferred Shares

Leverage Risk. The Fund may, but is not required to, use financial leverage for investment purposes. In addition to issuing Preferred Shares, the Fund may borrow money or issue debt securities such as commercial paper or notes. Throughout the prospectus, borrowing money and issuing debt securities sometimes may be collectively referred to as "Borrowings." Any Borrowings will have seniority over Preferred Shares and payments to holders of Preferred Shares in liquidation or otherwise will be subject to the prior payment of any Borrowings. Because the fees of Reaves and ALPS are based upon a percentage of the Fund's total assets, which include assets attributable to any outstanding leverage, such fees will be higher if the Fund is leveraged. Reaves intends only to leverage the Fund when doing so will help to achieve the Fund's investment objectives.

Interest Rate Risk. The Preferred Shares pay dividends based on short-term interest rates. The Fund will use the proceeds of the Preferred Shares, in part, to buy obligations that pay interest based on longer-term yields. If short-term interest rates rise, Preferred Shares dividend rates may rise such that the amount of dividends paid to Preferred Shares holders exceeds the income from the portfolio securities purchased with the proceeds from the sale of the Preferred Shares. Because income from the Fund's entire investment portfolio (not just the portion purchased with the proceeds from the sale of the Preferred Shares offering) is available to pay Preferred Shares dividends, however, Preferred Shares dividend rates would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay Preferred Shares dividends would be jeopardized.

Auction Risk. Investors may not be able to sell Preferred Shares at an Auction if the auction fails; that is, if there are more Preferred Shares offered for sale than there are buyers for those Preferred Shares. Also, if a hold order is placed at an auction (an order to retain Preferred Shares) only at a specified rate, and that bid rate exceeds the rate set at the Auction, the Preferred Shares will not be retained. If you elect to buy or retain Preferred Shares without specifying a rate below which you would not wish to continue to hold those Preferred Shares, and the auction sets a below market rate, you may receive a lower rate of return on your Preferred Shares than the market rate. Finally, the dividend periods for the Preferred Shares may be changed by the Fund, subject to certain conditions and with notice to the holders of the Preferred Shares, that could also affect the liquidity of an investment in the Preferred Shares. See "Description of Preferred Shares" and "The Auction—Auction Procedures."

Secondary Market Risk. It may not be possible to sell Preferred Shares between auctions or it may only be possible to sell them for a price of $25,000 per share plus any accumulated dividends. If the Fund has designated a special dividend period (a dividend period of more than days in the case of the Series A Preferred Shares, days in the case of the Series B Preferred Shares and days in the case of the Series C Preferred Shares), changes in interest rates could affect the price of Preferred Shares sold in the secondary market. The Preferred Shares will not be registered on any stock exchange or on any automated quotation system.
Ratings Downgrade Risk. A rating agency could downgrade the rating of the Preferred Shares, which may make Preferred Shares less liquid at an Auction or in the secondary market.
General Risks of Investing in the Fund

Non-diversified Status. As a non-diversified investment company under the 1940 Act, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's Common Shares. The Fund intends to comply with the diversification requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. See "Taxes" in the Statement of Additional Information.
Limited Operating History. The Fund is a recently organized, non-diversified, closed-end management investment company with a limited operating history.

Issuer Risk. The value of common and preferred stocks may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Income Risk. The income shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, distribution rates of the Fund's holdings of preferred stock and bonds could drop as well, which could reduce the amount of income available to pay dividends with respect to the Preferred Shares.

Tax Risk. The Fund's investment program and the tax treatment of Fund distributions may be affected by Internal Revenue Service ("IRS") interpretations of the Code and future changes in tax laws and regulations, including changes as a result of the "sunset" provisions that currently apply to the favorable tax treatment of tax-advantaged dividends. There can be no assurance that any portion of the Fund's income distributions will not be fully taxable as ordinary income. In order to avoid corporate income tax at the level of the Fund, it must qualify each year as a regulated investment company under the Code.

Sector/Industry Risk. The Fund will invest a significant portion of its assets in the securities of issuers in the Utility Industry. This may make the Fund more susceptible to adverse economic, political, or regulatory occurrences affecting this sector. As concentration in a sector increases, so does the potential for fluctuation in the net asset value of the Fund.

The Utility Industry generally includes companies involved in providing products, services or equipment for (i) the generation or distribution of electricity, gas or water, (ii) telecommunications services or (iii) infrastructure operations, such as airports, toll roads and municipal services. Certain segments of the Utility Industry and individual companies within such segments may not perform as well as the Utility Industry as a whole. Many utility companies historically have been subject to risks of increases in fuel, purchased power and other operating costs, high interest costs on borrowings needed for capital improvement programs and costs associated with compliance with and changes in environmental and other governmental regulations.

Non-Investment Grade Securities Risk. The Fund's investments in preferred stocks and bonds of below investment grade quality, if any, are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, preferred stocks and bonds of below investment grade quality entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of below investment grade quality preferred stocks and bonds are more likely to default on their payments of dividends/interest and liquidation value/principal owed to the Fund, and such defaults will reduce the Fund's net asset value and income distributions.

Interest Rate Risk. Interest rate risk is the risk that preferred stocks paying fixed dividend rates, fixed-rate debt securities and, to a lesser extent, certain utility company common stocks will decline in value because of changes in market interest rates. When interest rates rise the market value of such securities generally will fall. The Fund's investment in preferred stocks and fixed-rate debt securities means that the net asset value per share may decline if market interest rates rise.

Hedging Strategy Risk. Certain of the investment techniques that the Fund may employ for hedging or, under certain circumstances, to increase income or total return, will expose the Fund to risks. The use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

Credit Risk. Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments. If rating agencies lower their ratings of preferred or debt securities in the Fund's portfolio, the value of those obligations could decline, which could jeopardize the rating agencies' ratings of the Fund's preferred shares. In addition, the underlying revenue source for a preferred or debt security may be insufficient to pay dividends, interest or principal in a timely manner.

Derivatives Risk. Derivatives transactions (such as futures contracts and options thereon, options, swaps and short sales) subject the Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivatives contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for payments by the Fund of tax-advantaged dividends.

Preferred Securities Risk. In addition to credit risk, the Fund's investments in preferred securities carry certain additional risks including (i) that the issuer of the preferred securities may defer distributions on such securities, (ii) that the preferred securities may be redeemed by the issuer, (iii) that the preferred securities may have limited voting rights, (iv) that the preferred securities' rights to corporate income and liquidation payments will be subordinate to holders of an issuer's debt and (v) that preferred securities may be substantially less liquid than many other securities.

Debt Securities Risk. In addition to credit risk, the Fund's investments in debt securities carry certain additional risks including (i) that debt securities may be redeemed by the issuer, (ii) that debt securities generally do not have voting rights and (iii) that debt securities may be substantially less liquid than many other securities.

Inflation Risk. Inflation risk is the risk that the purchasing power of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Preferred Shares and dividends thereon can decline.

Foreign Securities Risk. The Fund may invest in foreign securities. If the Fund invests in securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers, including fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. Reaves and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Additionally, Reaves does not have experience selecting and managing debt obligations.

Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The Fund cannot predict the effects of similar events in the future on the U.S. economy and securities markets. These terrorist attacks and related events, including the war in Iraq, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Preferred Shares.

Anti-Takeover Provisions. The Fund's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or the Board of Trustees. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices.

Portfolio Turnover Risk. The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will not exceed 100% under normal market conditions, although it could be materially higher under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions.
For additional information about the risks associated with investing in Preferred Shares and the Fund, see "Risk Factors."
Custodian and Transfer Agent	The Bank of New York serves as the Fund's custodian and transfer agent. See "Custodian and Transfer Agent."

Trading Market
The Preferred Shares are not listed on an exchange. Instead, you may buy or sell Preferred Shares at an auction that normally is held every days in the case of the Series A Preferred Shares, every days in the case of the Series B Preferred Shares, and every days in the case of the Series C Preferred Shares by submitting orders to a broker-dealer that has entered into an agreement with the auction agent and the Fund (a "Broker-Dealer"), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in Preferred Shares outside of auctions, but may discontinue this activity at any time. A secondary market may not develop, or if it does develop, it may not provide shareholders with liquidity. You may transfer Preferred Shares outside of auctions only to or through a Broker-Dealer, or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

The table below shows the first auction date for each series of Preferred Shares of the Fund and the day on which each subsequent auction will normally be held for each such series. The first auction date for each series of Preferred Shares of the Fund will be the business day before the dividend payment date for the initial dividend period for each such series. The start date for subsequent dividend periods normally will be the business day following the auction date unless the then-current dividend period is a special dividend period, or the day that normally would be the auction date or the first day of the subsequent dividend period is not a business day.
	First Auction Date*	Subsequent Auction Day
Series A
Series B
Series C

* All dates are 2004.
Dividends and Dividend Rate Periods	The table below shows the dividend rate for the initial dividend period of the Preferred Shares offered in this prospectus. For subsequent dividend periods, Preferred Shares will pay dividends based on a rate set at auctions, normally held every days in the case of the Series A Preferred Shares, every days in the case of the Series B Preferred Shares, and every days in the case of the Series C Preferred Shares. In most instances dividends are paid on the day following the end of the dividend period. The rate set at auction will not exceed the maximum applicable rate. See "The Auction—Auction Procedures."

Finally, the table below shows the number of days of the initial dividend period for the Preferred Shares. Subsequent dividend periods generally will be every days in the case of the Series A Preferred Shares, every days in the case of the Series B Preferred Shares, and every days in the case of the Series C Preferred Shares. The dividend payment date for special dividend periods of more than days in the case of the Series A Preferred Shares, days in the case of the Series B Preferred Shares and days in case of the Series C Preferred Shares will be set out in the notice designating a special dividend period. See "Description of Preferred Shares—Dividends and Dividend Rate Periods."
Series	Initial Dividend Rate	Dividend Payment Date for Initial Dividend Period*	Subsequent Dividend Payment Day	Number of Days in Initial Dividend Period
A
B
C

* All dates are 2004.
Taxation	Dividends paid with respect to Preferred Shares should constitute dividends for federal income tax purposes to the extent attributable to the Fund's current or accumulated earnings and profits. For a further discussion of the tax treatment of dividends paid by the Fund see "Taxes—General." Distributions of net capital gain, to the extent so designated, will be treated as long-term capital gains.
Redemption
Although the Fund will not ordinarily redeem Preferred Shares, it may be required to redeem Preferred Shares if, for example, the Fund does not meet an asset coverage ratio required by law or in order to correct a failure to meet a rating agency guideline in a timely manner. See "Description of Preferred Shares—Redemption—Mandatory Redemption." The Fund voluntarily may redeem Preferred Shares in certain circumstances. See "Description of Preferred Shares—Redemption—Optional Redemption."
Liquidation Preference
The liquidation preference of the Preferred Shares of each series is $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). See "Description of Preferred Shares—Liquidation Rights."

Rating
Shares of Preferred Shares of the Fund will be issued with a credit quality rating of "Aaa" by Moody's Investors Service, Inc. and "AAA" by Fitch Ratings, Inc. The Fund may at some future time look to have its Preferred Shares rated by additional or substitute rating agencies. Because the Fund is required to maintain at least two ratings, it must own portfolio securities of sufficient value with adequate credit quality to meet the rating agency's guidelines. See "Description of Preferred Shares—Rating Agency Guidelines and Asset Coverage."
Voting Rights
The 1940 Act requires that the holders of Preferred Shares and any other preferred shares of the Fund ("Other Preferred Shares"), voting as a separate class, have the right to elect at least two Trustees of the Fund at all times and to elect a majority of the Trustees at any time when two years' dividends on the Preferred Shares or any Other Preferred Shares are unpaid. The holders of Preferred Shares and any Other Preferred Shares of the Fund will vote as a separate class on certain other matters as required under the Fund's Agreement and Declaration of Trust dated September 15, 2003 (the "Agreement and Declaration of Trust") and the 1940 Act. See "Description of Preferred Shares—Voting Rights" and "Certain Provisions of the Agreement and Declaration of Trust."

FINANCIAL HIGHLIGHTS

        Information contained in the table below under the headings "Income (loss) from operations" and "Ratios/Supplemental data" shows the unaudited operating performance of the Fund from the commencement of the Fund's investment operations on February 27, 2004 until                        , 2004. Since the Fund commenced operations on February 27, 2004, the tables cover approximately                        weeks of operations, during which a substantial portion of the Fund's assets were invested in high-quality, short-term debt securities. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performance.

Financial Statements (Unaudited)
Financial Highlights as of
                        , 2004

Period Ended , 2004(1)(2)
Net asset value—Beginning of period(3)	$
Income (Loss) from Operations:
Net investment income	$
Net realized and unrealized gain	$

Total income from operations	$
Common share offering costs	$
Net asset value—End of period	$
Market value—End of period	$
Total Investment Return on Net Asset Value(4)		%
Total Investment Return on Market Value(4)		%
Ratios/Supplemental Data:+
Net assets, end of period (000's omitted)	$
Ratios (As a percentage of average daily net assets):
Net expenses		%(5)
Net investment income		%(5)
Portfolio Turnover		%

+
The operating expenses of the Fund reflect a reimbursement of expenses by ALPS. Had such action not been taken, the ratios and net investment income per share would have been as follows:
Ratios (as a percentage of average daily net assets):
Expenses		%(5)
Net investment income		%(5)
Net investment income per share	$
(1)
For the period from the commencement of investment operations, February 27, 2004, to            , 2004.

(2)
Computed using average common shares outstanding.

(3)
Net asset value at beginning of period reflects the deduction of the sales load of $.90 per share paid by the shareholder from the $20.00 offering price.

(4)
Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the market price of $20.00 paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(5)
Annualized.

THE FUND

        The Fund is a recently organized, closed-end, non-diversified management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on September 15, 2003 pursuant to an Agreement and Declaration of Trust governed by the laws of the state of Delaware. The Fund commenced operations on February 27, 2004 upon the closing of an initial public offering of its common shares of beneficial interest, no par value ("Common Shares"). The Common Shares are traded on the American Stock Exchange ("ASE") under the symbol "UTG". The proceeds of such offering were $381,200,000 after the payment of offering expenses. In connection with the initial public offering of the Fund's Common Shares, the underwriters were granted an option to purchase, at a price of $20.00 per Common Share, 3,000,000 additional Common Shares to cover over-allotment. To date, the underwriters have exercised this option to purchase 2,650,000 Common Shares. The Fund's principal office is located at 1625 Broadway, Suite 2200, Denver, Colorado 80202 and its telephone number is (800) 644-5571 (toll-free).

        The following provides information about the Fund's authorized and outstanding shares as of            , 2004.

Title of Class	Amount Authorized	Amount Held by the Fund for Its Account	Amount Outstanding
Common Shares	Unlimited	0	22,650,000
Preferred Shares	Unlimited	0	0
Series A Preferred Shares	Unlimited	0	0
Series B Preferred Shares	Unlimited	0	0
Series C Preferred Shares	Unlimited	0	0

USE OF PROCEEDS

        The net proceeds of this offering will be approximately $                                           after payment of the sales load and expected offering costs. The net proceeds of the offering will be invested in accordance with the Fund's investment objective and policies (as stated below). It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in obligations that meet those investment objectives and policies during a period estimated not to exceed three months from completion of the offering of the Preferred Shares, depending on market conditions and the availability of appropriate securities. Pending investment of the net proceeds in accordance with the Fund's investment objective and policies, the Fund will invest in money market securities or money market mutual funds.

CAPITALIZATION

        The following table sets forth the unaudited capitalization of the Fund as of            , 2004 and as adjusted to give effect to the issuance of the Preferred Shares offered hereby.

	Actual (Unaudited)	As Adjusted (Unaudited)
Shareholders' Equity:
Preferred shares, no par value per share (no shares issued actual; shares issued as adjusted, at $25,000 per share liquidation preference)	$	$

Common Shares, no par value, (22,650,000 shares issued and outstanding)	$	$
Net undistributed investment income
Net accumulated realized gain (loss)
Net unrealized appreciation on investments

Net assets attributable to Common Shares

Net assets, plus liquidation preference of Preferred Shares	$	$

PORTFOLIO COMPOSITION

        As of                        , 2004, the following table indicates the approximate percentage of the Fund's portfolio invested in long-term and short-term obligations and the ratings given by Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc. ("S&P"), Fitch Ratings, Inc. ("Fitch") and Moody's Investors Service, Inc. ("Moody's") to the Fund's investments in preferred stock and debt instruments.

(    % long-term;    % short-term)

S&P(1)	Moody's(1)	Fitch(1)	Value	Percent
AAA	Aaa	AAA	$		%
AA	Aa	AA
A	A	A
BBB	Baa	BBB			%
BB	Ba	BB			%
B	B	B			%
CCC	Caa	CCC			%
Unrated cash and cash equivalents					%

Total			$		%

(1)
Ratings: using the higher of S&P's, Moody's or Fitch's ratings on the Fund's investments. S&P and Fitch rating categories may be modified further by a plus (+) or minus (-) in AA, A, BBB, BB, B, and CCC ratings. Moody's rating categories may be modified further by a 1, 2 or 3 in Aa, A, Baa, Ba, B, and Caa ratings.

INVESTMENT OBJECTIVE AND POLICIES

General

        The Fund's investment objective is to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund intends to pursue this objective by investing at least 80% of its total assets in the securities of domestic and foreign companies involved to a significant extent in providing products, services or equipment for (i) the generation or distribution of electricity, gas or water, (ii) telecommunications activities or (iii) infrastructure operations, such as airport, toll roads and municipal services ("Utilities" or the "Utility Industry"). A company will be deemed to be involved in the Utility Industry to a significant extent if at least 50% of its assets, gross income or profits are committed to or derived from activities in the areas described above. The remaining 20% of the Fund's total assets may be invested in other securities including stocks, debt obligations, money market securities and money market mutual funds, as well as certain derivative instruments in the Utility Industry or other industries. Moreover, should extraordinary conditions affecting the Utility Industry or securities markets as a whole warrant, the Fund may temporarily be primarily invested in money market securities or money market mutual funds. When the Fund is invested in these instruments for temporary or defensive purposes, it may not achieve its investment objective.

        Initially the Fund expects to invest 90% of its total assets in common stocks and the remaining 10% in preferred stocks and debt securities. Under normal market conditions at least 80% of the Fund's total assets will be invested in the Utility Industry but Reaves retains broad discretion to allocate investments among common stocks, preferred stocks and debt securities in the manner it believes will best achieve the Fund's investment objective. The Fund may invest in securities of both domestic and foreign issuers.

        The Fund seeks dividend income that qualifies for favorable federal income tax treatment. Under federal income tax law enacted on May 28, 2003, tax-advantaged dividends received by individual shareholders are taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%. Tax-advantaged dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to shareholders. For the Fund to receive tax-advantaged dividend income, the Fund must hold stock paying an otherwise tax-advantaged dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the associated 181-day period, in the case of certain preferred stocks). Although current law only provides a 120-day and 180-day period for holding such stock, a proposed technical correction to the law would extent such periods to 121 days and 181 days, respectively. The Treasury Department and the Internal Revenue Service (the "IRS") have announced that taxpayers may apply the extended periods as if the legislation were already enacted in filing their federal income tax returns. The "ex-dividend date" is the date which is established by a stock exchange (usually two business days before the record date) whereby the owner of a security at the commencement of such date is entitled to receive the next issued dividend payment for such security, even if the security is sold by such owner on the ex-dividend date or thereafter. In addition, the Fund cannot be obligated to make related payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. Similar provisions apply to each shareholder's investment in the Fund. In order for otherwise tax-advantaged dividends from the Fund received by an individual shareholder to be taxable at long-term capital gains rates, the shareholder must hold his or her Fund shares for more than 60 days during the 121-day period surrounding the ex-dividend date (or more than 90 days during the associated 181-day period, in the case of dividends attributable to periods in excess of 360 days paid with respect to preferred stock). Consequently, short-term investors in the Fund will not realize the benefits of tax-advantaged dividends. There can be no assurance as to the portion of the Fund's dividends that will be tax-advantaged. The provisions of the Internal Revenue Code of

1986, as amended (the "Code"), applicable to tax-advantaged dividends are effective through 2008. Thereafter, higher tax rates will apply unless further legislative action is taken.

        In addition to investing in stocks that pay tax-advantaged dividends, the Fund may also invest a portion of its assets in stocks and other securities that generate fully taxable ordinary income. For any year, so long as the Fund's fully taxable ordinary income and net realized short-term gains are offset by expenses of the Fund, all of the Fund's income distributions would be characterized as tax-advantaged dividends to the extent of the aggregate dividends received by the Fund that are qualified dividend income within the meaning of the Code. There can be no assurance as to what portion of the Fund's income distributions will be tax-advantaged.

        The Fund may seek to enhance the level of tax-advantaged dividend income it receives by engaging in dividend capture trading. In a dividend capture trade, the Fund would sell a stock that it held past its ex-dividend date to purchase another stock paying a dividend before the next dividend of the stock being sold. By entering into such trades, the Fund could augment the amount of dividend income it receives over the course of a year. In order for dividends to qualify as tax-advantaged dividends, the Fund must comply with the holding period requirements described herein. The use of dividend capture strategies will expose the Fund to increased trading costs and potential for capital loss.

        The investment policy of the Fund of investing at least 80% of the Fund's total assets in common and preferred stocks and debt instruments of companies involved to a substantial extent in the Utility Industry may be changed by the Board of Trustees without shareholder approval. Shareholders will, however, receive at least 60 days prior notice of any change in this policy.

        Under normal circumstances the Fund may invest in securities of issuers located in countries other than the United States and may invest in such foreign securities without limitation. Investing in securities of foreign issuers, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies.

Investment Strategy

        The Fund will invest primarily in dividend-paying common and preferred stocks that are producing what Reaves considers to be attractive current levels of tax-advantaged dividend income. Common stock investments will also be made if Reaves believes there is potential for growth of income and capital appreciation over time. Preferred stock investments will also take into consideration Reaves' assessment of the interest rate sensitivity of the investments. While there are no current plans for the Fund to invest in debt securities, it may do so if Reaves determines that such investments are advisable to increase income or total return or to reduce risk. In that event, Reaves may retain or acquire additional debt securities expertise to supplement its expertise in equity investing.

        Reaves' underlying investment belief is that stocks of companies with conservative capital structures, a solid balance sheet, a strong earnings outlook, secure and growing dividends and good relative market valuations will tend to outperform the market over the long term. A team of professionals at Reaves will apply this investment approach in managing the Fund's investment portfolio and allocating its investments among common and preferred stocks and other types of securities. Different groups within the team with specialized expertise in the Utility Industry and other market sectors will be assigned responsibility for day-to-day management of different portions of the portfolio.

        In making investment decisions, the portfolio managers will utilize the expertise of and information provided by Reaves' staff of research analysts. The analysts screen the equity universe and apply quantitative and qualitative analysis to identify mid-cap and large-cap companies in the Utility Industry and other market sectors that meet Reaves' general investment standards, provide critical products and services and pay above average dividends. The analysts also look for and evaluate informally on a daily basis and more formally at weekly meetings a variety of factors, including a company's earnings and cash flow capabilities, dividend prospects and tax treatment of dividends, strength of business franchises and estimates of net value. In selecting investments from among companies recommended by the analysts, the portfolio managers also consider positive catalysts that may unlock market value, such as industry consolidation, management and regulatory change and other developments that may result in future broad market recognition. Many of the considerations entering into the analysts' recommendations and the portfolio managers' decisions are subjective.

        The Fund's portfolio will be actively managed and securities may be bought or sold on a daily basis. Investments are added to the portfolio if they satisfy value-based criteria or contribute to the portfolio's risk profile. Investments are removed from the portfolio if they exceed full value, add inefficient risk or the initial investment thesis fails. In general, stocks with lower than market volatility, correlation and similar characteristics are preferred in an equity investment process that focuses on bottom-up stock selection.

Securities of the Utility Industry

        The Fund intends to invest at least 80% of its total assets in the securities of domestic and foreign companies involved to a significant extent in providing products, services or equipment for (i) the generation or distribution of electricity, gas or water, (ii) telecommunications activities or (iii) infrastructure operations, such as airport, toll roads and municipal services ("Utilities" or the "Utility Industry"). The Utility Industry is among the highest yielding equity sectors and has experienced less volatile historic returns relative to the broader stock market. For the twenty-five year period from December 31, 1978 to December 31, 2003, the average beta of utilities securities in the Dow Jones Utility Average was .37. Beta is a commonly used measurement of volatility relative to the broader stock market, which generally has a beta of 1. Because of their historically low correlation to the broader equity market, bond market and other types of investments, utilities securities can provide effective diversification to an overall investment portfolio.

        Demand for electricity and gas energy is forecasted to increase. The Energy Information Administration, a division of the U.S. Department of Energy, estimates that demand for primary energy will increase 43% between 2001 and 2025.

        Certain segments of the industry and individual companies within such segments may not perform as well as the industry as a whole. Many utility companies historically have been subject to risks of increases in fuel and other operating costs, high interest costs on borrowings needed for capital improvement programs and costs associated with compliance with and changes in environmental and other governmental regulations. In particular, regulatory changes with respect to nuclear and conventionally fueled power generating and transmission facilities could increase costs or impair the ability of the utility companies to operate and utilize such facilities, thus reducing the utility companies' earnings or resulting in losses. Rates of return on investment of certain utility companies are subject to review by government regulators. There can be no assurance that changes in regulatory policies or accounting standards will not negatively affect utility companies' earnings or dividends. Costs incurred by utilities, such as fuel and purchased power costs, often are subject to immediate market action resulting from such things as political or military forces operating in geographic regions where oil production is concentrated or global or regional weather conditions, such as droughts, while the rates of return of utility companies generally are subject to review and limitation by state public utility commissions, which results ordinarily in a lag or an absence of correlation between costs and return. It is also possible that costs may not be offset by return. Utilities have, in recent years, been affected by increased competition, which could adversely affect the profitability or viability of such utilities. Electric utilities may also be subject to increasing economic pressures due to deregulation of generation, transmission and other aspects of their business.

Portfolio Investments

Common Stocks

        Common stock represents an equity ownership interest in an issuer. The Fund will have substantial exposure to common stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Preferred Stocks

        Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock.

        Although they are equity securities, preferred stocks have certain characteristics of both debt and common stock. They are debt-like in that their promised income is contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

        In order to be payable, dividends on preferred stock must be declared by the issuer's board of directors or trustees. In addition, distributions on preferred stock may be subject to deferral and thus may not be automatically payable. Income payments on some preferred stocks are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or trustees or otherwise made payable. Other preferred stocks are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although Reaves would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

        Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers' industries or sectors. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates and in the dividends received deduction or the characterization of dividends as tax-advantaged as described herein.

        Because the claim on an issuer's earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund's holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Corporate Bonds and Other Debt Securities

        If deemed advisable by Reaves to increase income or total return or to reduce risk, the Fund may also invest in corporate bonds, debentures and other debt securities of companies in the Utility Industry or other industries and sectors. Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are "perpetual" in that they have no maturity date.

        The Fund will not invest more than 15% of its total assets in securities rated below investment grade. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

Warrants

        The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

        Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities and Bonds with Warrants Attached

        The Fund may invest in preferred stocks and fixed-income obligations that are convertible into common stocks of domestic and foreign issuers, and bonds issued as a unit with warrants to purchase equity or fixed income securities. Convertible securities in which the Fund may invest, comprised of both convertible debt and convertible preferred stock, may be converted at either a stated price or at a stated rate into underlying shares of common stock. Because of this feature, convertible securities generally enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities often provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds, and, in addition, fluctuates in relation to the underlying common stock.

        Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds may also be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at a favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

Investment Techniques

        The Fund may from time to time employ a variety of investment techniques, including those described below, to hedge against fluctuations in the price of portfolio securities, to enhance total return or to provide a substitute for the purchase or sale of securities. Some of these techniques, such as purchases of put and call options, options on stock indices and stock index futures and entry into certain credit derivative transactions and short sales, are hedges against or substitutes for investments in equity investments. Other techniques such as the purchase of interest rate futures and entry into transactions involving interest rate swaps, options on interest rate swaps and certain credit derivatives are hedges against or substitutes for investments in debt securities. The Fund will not utilize the techniques related to investments in debt securities unless and until Reaves determines that such investments are advisable to increase income or total return or to reduce risk, and, if appropriate, retains or acquires expertise in the use of such techniques. The Fund's ability to utilize any of the techniques described below may be limited by restrictions imposed on its operations in connection with obtaining and maintaining its qualification as a regulated investment company under the Code.

Options on Securities

        In order to hedge against adverse market shifts, the Fund may utilize up to 5% of its total assets to purchase put and call options on securities. In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security or its equivalent covered by the option or its equivalent from the writer of the option at the stated exercise price. Under interpretations of the Securities and Exchange Commission currently in effect, which may change from time to time, a "covered" call option means that so long as the Fund is obligated as the writer of the option, it will own (1) the underlying instruments subject to the option, (2) instruments convertible or exchangeable into the instruments subject to the option or (3) a call option on the relevant instruments with an exercise price no higher than the exercise price on the call option written.

        Similarly, the Securities and Exchange Commission currently requires that, to support its obligation to purchase the underlying instruments if a put option written by the Fund is exercised, the Fund must (1) deposit with its custodian in a segregated account liquid securities having a value at least equal to the exercise price of the underlying securities, (2) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account) or (3) sell short the securities underlying the put option at the same or a higher price than the exercise price on the put option written.

        The Fund will receive a premium when it writes put and call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security's market value at the time of the option exercise over the Fund's acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from leaving its underlying securities unhedged.

        The Fund may purchase and write options on securities that are listed on national securities exchanges or are traded over the counter, although it expects, under normal circumstances, to effect such transactions on national securities exchanges.

        As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

        In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

Options on Stock Indices

        The Fund may utilize up to 5% of its total assets to purchase put and call options on domestic stock indices to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write covered put and call options on stock indices. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Options on stock indices are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund's securities investments correlate with price movements in the stock index selected. In addition, successful use by the Fund of options on stock indices will be subject to the ability of Reaves to predict correctly changes in the relationship of the underlying index to the Fund's portfolio holdings. No assurance can be given that Reaves' judgment in this respect will be correct.

        When the Fund writes an option on a stock index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

Short Sales

        The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

        The ability to use short sales against-the-box strategies as a tax-efficient management technique with respect to holdings of appreciated securities is limited to circumstances in which the hedging transaction is closed out within thirty days of the end of the Fund's taxable year and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed. Not meeting these requirements would trigger the recognition of gain on the underlying appreciated securities position under the federal tax laws applicable to constructive sales. Dividends received on securities with respect to which the Fund is obligated to make related payments (pursuant to short sales or otherwise) will be treated as fully taxable ordinary income.

Futures Contracts and Options on Futures Contracts

        The Fund may enter into interest rate and stock index futures contracts and may purchase and sell put and call options on such futures contracts. The Fund will enter into such transactions for hedging and other appropriate risk-management purposes or to increase return, in accordance with the rules and regulations of the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission.

        An interest rate futures contract is a standardized contract for the future delivery of a specified security (such as a U.S. Treasury Bond or U.S. Treasury Note) or its equivalent at a future date at a price set at the time of the contract. A stock index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. The Fund may only enter into futures contracts traded on regulated commodity exchanges.

        Parties to a futures contract must make "initial margin" deposits to secure performance of the contract. There are also requirements to make "variation margin" deposits from time to time as the value of the futures contract fluctuates. Reaves has claimed an exclusion from the definition of commodity pool operator under the Commodity Exchange Act (the "CEA") and, therefore, Reaves is not subject to registration or regulation as a commodity pool operator under the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon and in accordance with the Fund's policies. In addition, certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions.

        Under regulations of the SEC currently in effect, which may change from time to time, with respect to futures contracts to purchase securities or stock indices, call options on futures contracts purchased by the Fund and put options on futures contracts written by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the Fund's long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or certain liquid assets held in a segregated account or "covered" in a manner similar to that described below for covered options on securities (see "Investment Objectives and Policies—Investment Techniques—Options on Securities") in order to counter the impact of any potential leveraging.

        The Fund may either accept or make delivery of cash or the underlying instrument specified at the expiration of an interest rate futures contract or cash at the expiration of a stock index futures contract or, prior to expiration, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on the exchange on which the contract was entered into (or a linked exchange).

        The Fund may purchase and write put and call options on interest rate futures contracts and stock index futures contracts in order to hedge all or a portion of its investments and may enter into closing purchase transactions with respect to options written by the Fund in order to terminate existing positions. There is no guarantee that such closing transactions can be effected at any particular time or at all. In addition, daily limits on price fluctuations on exchanges on which the Fund conducts its futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the Fund to the potential of greater losses.

        An option on an interest rate futures contract or stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a stock index futures contract or interest rate futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

        With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

        While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to Reaves' ability to predict correctly changes in interest rate relationships or other factors. No assurance can be given that Reaves' judgment in this respect will be correct.

When-Issued and Delayed Delivery Transactions

        New issues of preferred and debt securities may be offered on a when-issued or delayed delivery basis, which means that delivery and payment for the security normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the dividends that will be received on the security are fixed at the time the buyer enters into the commitment. The Fund will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of acquiring the securities, but may sell these securities before the settlement date if Reaves deems it advisable. No additional when-issued or delayed delivery commitments will be made if more than 20% of the Fund's total assets would be so committed. Securities purchased on a when-issued or delayed delivery basis may be subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased or sold on a when-issued or delayed delivery basis may expose the Fund to risk because they may experience these fluctuations prior to their actual delivery. The Fund will not accrue income with respect to a debt security it has purchased on a when-issued or delayed delivery basis prior to its stated delivery date but will accrue income on a delayed delivery security it has sold. Purchasing or selling securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund consisting of liquid securities equal at all times to the amount of the Fund's when-issued and delayed delivery purchase commitments will be established and maintained with the Fund's custodian. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund's net asset value per share; that is, to the extent that the Fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued or delayed delivery basis, greater fluctuations in its net asset value per share may occur than if it has set aside cash to satisfy its purchase commitments.

Interest Rate Swaps and Options Thereon ("Swaptions")

        The Fund may enter into interest rate swap agreements and may purchase and sell put and call options on such swap agreements, commonly referred to as swaptions. The Fund will enter into such transactions for hedging some or all of its interest rate exposure in its holdings of preferred securities and debt securities. Interest rate swap agreements and swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the Securities and Exchange Commission.

        An interest rate swap is an agreement between two parties where one party agrees to pay a contractually stated fixed income stream, usually denoted as a fixed percentage of an underlying "notional" amount, in exchange for receiving a variable income stream, usually based on LIBOR, and denoted as a percentage of the underlying notional amount. From the perspective of a fixed rate payer, if interest rates rise, the payer will expect a rising level of income since the payer is a receiver of floating rate income. This would cause the value of the swap contract to rise in value, from the payer's perspective, because the discounted present value of its obligatory payment stream is diminished at higher interest rates, all at the same time it is receiving higher income. Alternatively, if interest rates fall, the reverse occurs and it simultaneously faces the prospects of both a diminished floating rate income stream and a higher discounted present value of his fixed rate payment obligation. For purposes of completing the analysis, these value changes all work in reverse from the perspective of a fixed rate receiver.

        A swaption is an agreement between two parties where one party purchases the right from the other party to enter into an interest rate swap at a specified date and for a specified "fixed rate" yield (or "exercise" yield). In a pay-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a payer of fixed rate and receiver of variable rate, while the writer of the swaption has the obligation to enter into the other side of the interest rate swap. In a received-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a receiver of fixed rate and a payer of variable rate, while the writer of the swaption has the obligation to enter into the opposite side of the interest rate swap.

        A pay-fixed swaption is analogous to a put option on Treasury securities in that it rises in value as interest rate swap yields rise. A receive-fixed swaption is analogous to a call option on Treasury securities in that it rises in value as interest rate swap yields decline. As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component. The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap. The intrinsic value component measures the degree to which an option is in-the-money, if at all. The time premium represents the difference between the actual price of the swaption and the intrinsic value.

        It is customary market practice for swaptions to be "cash settled" rather than an actual position in an interest rate swap being established at the time of swaption expiration. For reasons set forth more fully below, Reaves expects to enter strictly into cash settled swaptions, i.e., where the exercise value of the swaption is determined by reference to the market for interest rate swaps then prevailing.

Credit Derivatives

        The Fund may enter into credit derivative transactions, either to hedge credit exposure or to gain exposure to an issuer or group of issuers more economically than can be achieved by investing directly in preferred or debt securities. Credit derivatives fall into two broad categories: credit default swaps and market spread swaps, both of which can reference either a single issuer or obligor or a portfolio of preferred and/or debt securities. In a credit default swap, which is the most common form of credit derivative, the purchaser of credit protection makes a periodic payment to the seller (swap counterparty) in exchange for a payment by the seller should a referenced security or loan, or a specified portion of a portfolio of such instruments, default during the life of the swap agreement. If there were a default event as specified in the swap agreement, the buyer either (i) would receive from the seller the difference between the par (or other agreed-upon) value of the referenced instrument(s) and the then-current market value of the instrument(s) or (ii) have the right to make delivery of the reference instrument to the counterparty. If there were no default, the buyer of credit protection would have spent the stream of payments and received no benefit from the contract. Market spread swaps are based on relative changes in market rates, such as the yield spread between a preferred security and a benchmark Treasury security, rather than default events.

        In a market spread swap, two counterparties agree to exchange payments at future dates based on the spread between a reference security (or index) and a benchmark security (or index). The buyer (fixed-spread payer) would receive from the seller (fixed-spread receiver) the difference between the market rate and the reference rate at each payment date, if the market rate were above the reference rate. If the market rate were below the reference rate, then the buyer would pay to the seller the difference between the reference rate and the market rate. The Fund may utilize market spread swaps to "lock in" the yield (or price) of a security or index without having to purchase the reference security or index. Market spread swaps may also be used to mitigate the risk associated with a widening of the spread between the yield or price of a security in the Fund's portfolio relative to a benchmark Treasury security. Market spread options, which are analogous to swaptions, give the buyer the right but not the obligation to buy (in the case of a call) or sell (in the case of a put) the referenced market spread at a fixed price from the seller. Similarly, the seller of a market spread option has the obligation to sell (in the case of a call) or buy (in the case of a put) the referenced market spread at a fixed price from the buyer. Credit derivatives are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the Securities and Exchange Commission.

Interest Rate Swaps, Swaptions, and Credit Derivatives (General)

        The pricing and valuation terms of interest rate swaps, swaptions and credit derivatives are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract. Interest rate swaps, swaptions, and credit derivatives are usually (1) between an institutional investor and a broker-dealer firm or bank or (2) between institutional investors. In addition, substantially all swaps are entered into subject to the standards set forth by the International Swaps and Derivatives Association ("ISDA"). ISDA represents participants in the privately negotiated derivatives industry. It helps formulate the investment industry's position on regulatory and legislative issues, develops international contractual standards, and offers arbitration on disputes concerning market practice.

        Under the rating agency guidelines imposed in connection with the intended issuance of Preferred Shares by the Fund, it is expected that the Fund will be authorized to enter into swaptions and to purchase credit default swaps without limitation but will be subject to limitation on entering into interest rate swap agreements or selling credit protection. Certain rating agency guidelines may be changed from time to time and it is expected that those relating to interest rate swaps, swaptions, and credit derivatives would be able to be revised by the Board of Trustees, without shareholder vote of the Common Shares, or the Preferred Shares and any other preferred shares of the Fund ("Other Preferred Shares"), so long as the relevant rating agency(ies) has given written notice that such revisions would not adversely affect the rating of the Fund's Preferred Shares or Other Preferred Shares then in effect.

        The Board of Trustees has currently limited the Fund's use of interest rate and credit swaps and swaptions as follows: (1) swaps and swaptions must be U.S. dollar denominated and used for hedging purposes only; (2) no more than 5% of the Fund's total assets, at the time of purchase, may be invested in time premiums paid for swaptions; (3) swaps and swaptions must conform to the standards of the ISDA Master Agreement; and (4) the counterparty must be a bank or broker-dealer firm regulated under the laws of the United States of America that is (a) on a list approved by the Board of Trustees, (b) with capital of at least $100 million, and (c) which is rated investment grade by both Moody's and S&P. These criteria can be modified by the Board of Trustees at any time in its discretion.

        The market value of the Fund's investments in credit derivatives and/or premiums paid therefor as a buyer of credit protection will not exceed 10% of the Fund's total assets and the notional value of the credit exposure to which the Fund is subject when it sells credit derivatives sold by the Fund will not exceed 33 1/3% of the Fund's total assets.

        Reaves expects that the Fund will be subject to the initial and subsequent mark-to-market collateral requirements that are standard among ISDA participants. These requirements help insure that the party who is a net obligor at current market value has pledged for safekeeping, to the counterparty or its agent, sufficient collateral to cover any losses should the obligor become incapable, for whatever reason, of fulfilling its commitments under the swap or swaption agreements. This is analogous, in many respects, to the collateral requirements in place on regular futures and options exchanges. The Fund will be responsible for monitoring the market value of all derivative transactions to insure that they are properly collateralized.

        If Reaves determines it is advisable for the Fund to enter into such transactions, the Fund will institute procedures for valuing interest rate swap, swaption, or credit derivative positions to which it is party. Interest rate swaps, swaptions, and credit derivatives will be valued by the counterparty to the swap or swaption in question. Such valuation will then be compared with the valuation provided by a broker-dealer or bank that is not a party to the contract. In the event of material discrepancies, the Fund has procedures in place for valuing the swap or swaption, subject to the direction of the Board of Trustees, which include reference to (1) third-party information services, such as Bloomberg, and (2) comparison with Reaves' valuation models.

        The use of interest rate swaps, swaptions, and credit derivatives, as the foregoing discussion suggests, are subject to risks and complexities beyond what might be encountered in standardized, exchange traded options and futures contracts. Such risks include operational risks, valuation risks, credit risks, and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement). In addition, at the time the interest rate swap, swaption, or credit derivative reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund.

        While the Fund may utilize interest rate swaps, swaptions, and credit derivatives for hedging purposes or to enhance total return, their use might result in poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so.

        There may be an imperfect correlation between the Fund's portfolio holdings and swaps, swaptions, or credit derivatives entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund's use of swaps, swaptions, and credit derivatives to reduce risk involves costs and will be subject to Reaves' ability to predict correctly changes in interest rate relationships, volatility, credit quality or other factors. No assurance can be given that Reaves' judgment in this respect will be correct.

Temporary Investments

        During unusual market circumstances, the Fund may invest temporarily in cash, money market securities, money market mutual funds or cash equivalents, which may be inconsistent with the Fund's investment objective. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations.

Portfolio Turnover

        As noted above, Reaves may sell securities to realize capital losses that can be used to offset capital gains (but not tax-advantaged dividends or other ordinary income) or in connection with dividend recapture strategies. Use of these strategies will increase portfolio turnover. Although the Fund cannot accurately predict its portfolio turnover rate, it may exceed 100% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (100% or more) necessarily involves greater expenses to the Fund and may result in realization of net short-term capital gains.

Foreign Currency Transactions

        The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

        Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the Fund anticipates receipt in a foreign currency of dividend or interest payments on such a security. A forward contract can then "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when Reaves believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. The Fund may engage in cross-hedging by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if Reaves determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. The Fund may use forward contracts to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

        Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

Illiquid Securities

        The Fund may invest in securities for which there is no readily available trading market or are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by Reaves pursuant to procedures adopted by the Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

        It may be difficult to sell such securities at a price representing their fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Reverse Repurchase Agreements

        The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income.

        When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund's assets. As a result, such transactions may increase fluctuations in the market value of the Fund's assets. While there is a risk that large fluctuations in the market value of the Fund's assets could affect net asset value, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of Reaves. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. Such agreements will be treated as subject to investment restrictions regarding "borrowings." If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund's yield.

EFFECT OF LEVERAGE

        The Fund may issue Other Preferred Shares in addition to the Preferred Shares, or borrow or issue short term debt securities to increase its assets available for investment. The Fund is authorized to issue preferred shares, borrow or issue debt obligations. Before issuing such preferred shares, including the Preferred Shares, to increase its assets available for investment, the Fund must have received confirmation from Moody's and Fitch or any substitute rating agency that the proposed issuance will not adversely affect such rating agency's then-current rating on the Preferred Shares. The Fund generally will not issue preferred shares or borrow unless Reaves expects that the Fund will achieve a greater return on such borrowed funds than the additional costs the Fund incurs as a result of such borrowing. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of the Fund's holdings. When the Fund leverages its assets, the fees paid to Reaves and ALPS for investment advisory and administration services will be higher than if the Fund did not borrow because those fees are calculated based on the Fund's total assets, which include the proceeds of the issuance of preferred shares or any outstanding borrowings.

        The Fund's use of leverage is premised upon the expectation that the Fund's preferred share dividends or borrowing cost will be lower than the return the Fund achieves on its investments with the proceeds of the issuance of preferred shares or borrowings. Such difference in return may result from the Fund's higher credit rating or the short-term nature of its borrowings compared to the long-term nature of its investments. Since the total assets of the Fund (including the assets obtained from leverage) will be invested in the higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, the holders of common shares will be the beneficiaries of the incremental return. Should the differential between the return on the underlying assets and cost of leverage narrow, the incremental return "pick up" will be reduced. Furthermore, if long-term rates rise or the Fund otherwise incurs losses on its investments, the Fund's net asset value attributable to its Common Shares will reflect the decline in the value of the Fund's portfolio holdings.

        To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return to common shareholders will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund to common shareholders will be less than if leverage had not been used. Reaves may determine to maintain the Fund's leveraged position if it expects that the long term benefits to the Fund's Common Shareholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through the issuance of preferred shares or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate.

        The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations which may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. Reaves does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund's portfolio in accordance with the Fund's investment objective and policies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that Reaves otherwise views as favorable.

        If and to the extent that the Fund employs leverage will depend on many factors, the most important of which are investment outlook, market conditions and interest rates.

RISK FACTORS

        Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks before investing in the Fund.

Risks of Investing in Preferred Shares

Leverage Risk

        The Fund uses financial leverage for investment purposes. In addition to issuing Preferred Shares, the Fund may make further use of financial leverage through borrowing, including the issuance of Other Preferred Shares, commercial paper and/or notes.

        If the Fund issues any senior securities representing indebtedness (as defined in the 1940 Act), under the requirements of the 1940 Act, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by such senior securities, must be at least equal, immediately after the issuance of any such senior securities representing indebtedness, to 300% of the aggregate amount of such senior securities. Upon the issuance of Preferred Shares, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities, must be at least equal, immediately after the issuance of the Preferred Shares, to 200% of the aggregate amount of any senior securities and the liquidation preference on the Preferred Shares. See "Description of Preferred Shares—Dividends and Dividend Rate Periods—Restrictions on Dividend, Redemption and Other Payments."

        If the Fund seeks an investment grade rating from one or more nationally recognized statistical rating organizations for any Borrowings, asset coverage or portfolio composition provisions in addition to and more stringent than those required by the 1940 Act may be imposed in connection with the issuance of such a rating. In addition, restrictions may be imposed on certain investment practices in which the Fund may otherwise engage. Any lender with respect to borrowings by the Fund may require additional asset coverage and portfolio composition provisions as well as restrictions on the Fund's investment practices.

        The money borrowed pursuant to any Borrowings may constitute a substantial lien and burden on the Preferred Shares by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund may not be permitted to declare dividends or other distributions, including with respect to Preferred Shares, or purchase or redeem shares, including Preferred Shares, unless (i) at the time thereof the Fund meets certain asset coverage requirements and

(ii) there is no event of default under any Borrowings that is continuing. See "Description of the Preferred Shares—Dividends and Rate Periods—Restrictions on Dividend, Redemption and Other Payments." In the event of a default under any Borrowings, the lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities) and if any such default is not cured, the lenders may be able to control the liquidation as well.

        Because the fees paid to Reaves and to ALPS are calculated on the basis of total assets, the fee will be higher when leverage is utilized, giving Reaves and ALPS an incentive to utilize leverage.

Interest Rate Risk

        The Preferred Shares pay dividends based on short-term interest rates. The Fund will use the proceeds of the Preferred Shares, in part, to buy obligations that pay interest based on longer-term yields. Longer-term bond obligation yields are typically, although not always, higher than short-term interest rates. Both long-term and short-term interest rates may fluctuate. If short-term interest rates rise, Preferred Shares rates may rise such that the amount of dividends paid to Preferred Shares holders exceeds the income from the portfolio securities purchased with the proceeds from the sale of Preferred Shares. Because income from the Fund's entire investment portfolio (not just the portion purchased with the proceeds of the Preferred Shares offering) is available to pay Preferred Shares dividends, however, Preferred Shares dividend rates would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay Preferred Shares dividends would be jeopardized. If long-term rates rise, the value of the Fund's investment portfolio will decline, reducing the amount of assets serving as asset coverage for the Preferred Shares.

Auction Risk

        Investors may not be able to sell Preferred Shares at an Auction if the auction fails; that is, if there are more Preferred Shares offered for sale than there are buyers for those Preferred Shares. Also, if a hold order is placed at an auction (an order to retain Preferred Shares) only at a specified rate, and that bid rate exceeds the rate set at the Auction, the Preferred Shares will not be retained. If you elect to buy or retain Preferred Shares without specifying a rate below which you would not wish to continue to hold those Preferred Shares, and the auction sets a below market rate, you may receive a lower rate of return on your Preferred Shares than the market rate. Finally, the dividend periods for the Preferred Shares may be changed by the Fund, subject to certain conditions and with notice to the holders of the Preferred Shares, that could also affect the liquidity of an investment in the Preferred Shares. See "Description of Preferred Shares" and "The Auction—Auction Procedures."

Secondary Market Risk

        It may not be possible to sell Preferred Shares between auctions or it may only be possible to sell them for a price of $25,000 per share plus any accumulated dividends. If the Fund has designated a special dividend period (a dividend period of more than    days in the case of the Series A Preferred Shares,    days in the case of the Series B Preferred Shares and    days in the case of the Series C Preferred Shares), changes in interest rates could affect the price of Preferred Shares sold in the secondary market. You may transfer Preferred Shares outside of an Auction only to or through a broker-dealer that has entered into an agreement with the auction agent and the Fund (a "Broker-Dealer"), a broker dealer that has entered into a separate agreement with a Broker-Dealer, or such other person as the Fund permits. Broker-dealers may maintain a secondary trading market in the Preferred Shares outside of Auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the Preferred Shares will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the broker-dealers). The Preferred Shares will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates likely will have an adverse effect on the secondary market price of the Preferred Shares, and a selling shareholder may only be able to sell Preferred Shares between Auctions at a price per share of less than $25,000. Accrued Preferred Shares dividends, however, should at least partially compensate for the increased market interest rate.

Ratings Downgrade Risk

        A rating agency could downgrade the rating of the Preferred Shares, which may make Preferred Shares less liquid at an Auction or in the secondary market, although the downgrade would probably result in higher dividend rates. A preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold, or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described in this prospectus also do not address the likelihood that an owner of the Preferred Shares will be able to sell such shares in an auction or otherwise. See "Description of Preferred Shares—Rating Agency Guidelines" for a description of the asset maintenance tests the Fund must meet.

General Risks of Investing in the Fund

Non-Diversified Status

        As a non-diversified investment company under the 1940 Act, the Fund is not limited in the proportion of its assets that may be invested in securities of a single issuer, and accordingly, may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. However, the Fund intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Taxes" in the Statement of Additional Information. To so qualify, among other requirements, the Fund will limit its investments so that at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the Fund's net asset value.

Limited Operating History

        The Fund is a recently organized, non-diversified, closed-end management investment company with a limited operating history.

Issuer Risk

        The value of common and preferred stocks may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Income Risk

        The income shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, distribution rates of the Fund's holdings of preferred stock and bonds could drop as well, which could reduce the amount of income available to pay dividends with respect to the Preferred Shares.

Tax Risk

        The Fund's investment program and the tax treatment of Fund distributions may be affected by Internal Revenue Service ("IRS") interpretations of the Code and future changes in tax laws and regulations, including changes as a result of the "sunset" provisions that currently apply to the favorable tax treatment of tax-advantaged dividends. There can be no assurance that any portion of the Fund's income distributions will not be fully taxable as ordinary income. In order to avoid corporate income tax at the level of the Fund, it must qualify each year as a regulated investment company under the Code.

Sector/Industry Risk

        The Fund will invest a significant portion of its assets in the securities of issuers in the Utility Industry. This may make the Fund more susceptible to adverse economic, political, or regulatory occurrences affecting this sector. As concentration in a sector increases, so does the potential for fluctuation in the net asset value of the Fund.

        The Utility Industry generally includes companies involved in providing products, services or equipment for (i) the generation or distribution of electricity, gas or water, (ii) telecommunications services or (iii) infrastructure operations, such as airports, toll roads and municipal services. Certain segments of the Utility Industry and individual companies within such segments may not perform as well as the Utility Industry as a whole. Many Utilities historically have been subject to risks of increases in fuel, purchased power and other operating costs, high interest costs on borrowings needed for capital improvement programs and costs associated with compliance with and changes in environmental and other governmental regulations. In particular, changes to, or a repeal of, the Public Utility Holding Company Act of 1935, as has been proposed by certain members of Congress, could negatively impact Utilities. Further, regulatory changes with respect to nuclear and conventionally fueled power generating and transmission facilities could increase costs or impair the ability of Utilities to operate and utilize such facilities, thus reducing the utility companies' earnings or resulting in losses. Rates of return on investment of certain utility companies are subject to review by government regulators. There can be no assurance that changes in regulatory policies or accounting standards will not negatively affect Utilities' earnings or dividends. Costs incurred by Utilities, such as fuel and purchased power costs, often are subject to immediate market action resulting from such things as political or military forces operating in geographic regions where oil production is concentrated or global or regional weather conditions, such as droughts, while the rate of return of Utilities generally are subject to review and limitation by state public utility commissions, which often results in a lag or an absence of correlation between costs and return. It is also possible that costs may not be offset by return. Utilities have, in recent years, been affected by increased competition, which could adversely affect the profitability or viability of such utilities. Electric utilities may also be subject to increasing economic pressures due to deregulation of generation, transmission and other aspects of their business.

Non-Investment Grade Securities Risk

        The Fund's investments in preferred stocks and bonds of below investment grade quality, if any, are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, preferred stocks and bonds of below investment grade quality entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of below investment grade quality preferred stocks and bonds are more likely to default on their payments of dividends/interest and liquidation value/principal owed to the Fund, and such defaults will reduce the Fund's net asset value and income distributions. The prices of these lower quality preferred stocks and bonds are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer's revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, such a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates. The Fund will not invest more than 15% of its total assets in securities rated below investment grade. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

Interest Rate Risk

        Interest rate risk is the risk that preferred stocks paying fixed dividend rates, fixed-rate debt securities and, to a lesser extent, certain utility company common stocks will decline in value because of changes in market interest rates. When interest rates rise the market value of such securities generally will fall. The Fund's investment in preferred stocks and fixed-rate debt securities means that the net asset value per share may decline if market interest rates rise. Interest rates are currently low relative to historic levels. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem securities prior to maturity, forcing the Fund to reinvest in lower yielding securities. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security's duration, and reduce the value of the security.

Hedging Strategy Risk

        Certain of the investment techniques that the Fund may employ for hedging or, under certain circumstances, to increase income or total return, will expose the Fund to risks. In addition to the hedging techniques described elsewhere, i.e., positions in Treasury Bond or Treasury Note futures contracts, use of options on these positions, positions in interest rate swaps, options thereon ("swaptions"), and credit derivatives, such investment techniques may include entering into interest rate and stock index futures contracts and options on interest rate and stock index futures contracts, purchasing and selling put and call options on securities and stock indices, purchasing and selling securities on a when-issued or delayed delivery basis, entering into repurchase agreements, lending portfolio securities and making short sales of securities "against the box." The Fund intends to comply with regulations of the Securities and Exchange Commission involving "covering" or segregating assets in connection with the Fund's use of options and futures contracts.

        There are economic costs of hedging reflected in the pricing of futures, swaps, options, and swaption contracts which can be significant, particularly when long-term interest rates are substantially above short-term interest rates, as is the case at present. The desirability of moderating these hedging costs will be a factor in Reaves' choice of hedging strategies, although costs will not be the exclusive consideration in selecting hedge instruments. In addition, the Fund may select individual investments based upon their potential for appreciation without regard to the effect on current income, in an attempt to mitigate the impact on the Fund's assets of the expected normal cost of hedging.

        There may be an imperfect correlation between changes in the value of the Fund's portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund's success in using hedge instruments is subject to Reaves' ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that Reaves' judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

Credit Risk

        Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments. In general, lower rated preferred or debt securities carry a greater degree of credit risk. If rating agencies lower their ratings of preferred or debt securities in the Fund's portfolio, the value of those obligations could decline, which could jeopardize the rating agencies' ratings of the Fund's Preferred Shares or Other Preferred Shares. In addition, the underlying revenue source for a preferred or debt security may be insufficient to pay dividends, interest or principal in a timely manner. Because the primary source of income for the Fund is the dividend, interest and principal payments on the preferred or debt securities in which it invests, any default by an issuer of a preferred or debt security could have a negative impact on the Fund's ability to pay dividends on Preferred Shares. Even if the issuer does not actually default, adverse changes in the issuer's financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer's obligations or the value of credit derivatives if the Fund has sold credit protection.

Derivatives Risk

        Derivative transactions (such as futures contracts and options thereon, options, swaps and short sales) subject the Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for payments by the Fund of tax-advantaged dividends.

Preferred Securities Risk

        In addition to credit risk, investment in preferred securities carries certain risks including:

  •
  Deferral Risk—Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferreds also contain provisions that allow an issuer, under certain conditions to skip (in the case of "noncumulative" preferreds) or defer (in the case of "cumulative preferreds"), dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any income.

  •
  Redemption Risk—Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

  •
  Limited Voting Rights—Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue.

  •
  Subordination—Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

  •
  Liquidity—Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt, or common stocks.

Debt Securities Risk

        In addition to credit risk, investment in debt securities carries certain risks including:

  •
  Redemption Risk—Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

  •
  Limited Voting Rights—Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

  •
  Liquidity—Certain debt securities may be substantially less liquid than many other securities, such as U.S. government securities or common stocks.

Inflation Risk

        Inflation risk is the risk that the purchasing power of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Preferred Shares and dividends thereon can decline.

Foreign Securities Risk

        The Fund may invest in foreign securities. If the Fund invests in securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of the Fund's securities. It may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Management Risk

        The Fund is subject to management risk because it is an actively managed portfolio. Reaves and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Additionally, Reaves does not have experience selecting and managing debt obligations.

Market Disruption Risk

        The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The Fund cannot predict the effects of similar events in the future on the U.S. economy and securities markets. These terrorist attacks and related events, including the war in Iraq, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Preferred Shares.

Anti-Takeover Provisions

        The Fund's Agreement and Declaration of Trust includes provisions that could have the effect of inhibiting the Fund's possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Fund or the Board of Trustees. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices. See "Description of Capital Structure—Anti-Takeover Provisions in the Declaration of Trust."

Portfolio Turnover Risk

        The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will not exceed 100% under normal market conditions, although it could be materially higher under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions.

MANAGEMENT OF THE FUND

Trustees And Officers

        The Board of Trustees is responsible for the overall management of the Fund, including supervision of the duties performed by Reaves. There are six trustees of the Fund. Two of the trustees are "interested persons" (as defined in the 1940 Act). The name and business address of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

Investment Adviser

        W.H. Reaves & Co., Inc., located at 10 Exchange Place, Jersey City, New Jersey 07302, serves as investment adviser to the Fund.

        Reaves is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. Reaves is also a broker-dealer, registered with the Securities and Exchange Commission, and a member firm of the New York Stock Exchange and NASD, Inc. Reaves began conducting business in 1961 and had approximately $900 million under management as of December 31, 2003. Since 1977, its principal advisory business has been providing investment management services to institutional investors such as corporations, corporate pension funds, employee savings plans, foundations, and endowments. In the course of its business as a registered broker-dealer, Reaves regularly effects transactions in equity securities for its investment advisory clients. While Reaves generally will not act as executing broker for the Fund, it may execute trades for the Fund's account from time to time. Reaves is currently the investment subadviser for both the Strong Dividend Income Fund and the Strong Advisor Utility and Energy Fund, two funds in a family of mutual funds managed by Strong Capital Management, Inc. ("Strong"). In September, October and November 2003, seven separate class action complaints were filed in the United States District Court for the Eastern District of Wisconsin against Strong, several business entities related to Strong, numerous mutual funds managed by Strong, including the Strong Dividend Income Fund, and several individuals participating in the management of these funds, including William H. Reaves and William A. Ferer, portfolio managers of the Fund. In March 2004, a complaint was filed in the United States District Court for the Eastern District of Wisconsin derivatively on behalf of the Strong Dividend Income Fund against Strong, a related business entity and several individuals participating in the management of that fund, including William H. Reaves, William A. Ferer and Ronald J. Sorenson, the portfolio managers of the Fund, and Mark D. Luftig, the Senior Utility Strategist at Reaves. These complaints allege violations of the federal securities laws and include common law claims involving late trading and market timing in shares of Strong mutual funds. Also in March 2004, a complaint was filed in the Circuit Court for Waukesha County, State of Wisconsin derivatively on behalf of several mutual funds managed by Strong, including the Strong Dividend Income Fund, against Canary Investment Management, L.L.C., a related individual and several individuals participating in the management of these funds, including William H. Reaves and William A. Ferer, portfolio managers of the Fund. The complaint alleges violations of Wisconsin laws and includes common law claims involving market timing in shares of these Strong mutual funds. Reaves believes that the allegations and claims contained in the complaints that pertain to Mr. Reaves, Mr. Ferer, Mr. Sorenson and Mr. Luftig are without merit.

        Pursuant to the Investment Advisory and Management Agreement, Reaves has agreed to provide a continuous investment program for the Fund, including investment research and management with respect to the assets of the Fund. Reaves is entitled to receive management fees of .575% of the average daily total assets of the Fund.

        The Senior Utility Strategist at Reaves is Mark Luftig. Mr. Luftig has been with Reaves since 1995 as a portfolio manager and analyst. From 1992 to 1995, Mr. Luftig was Director of Equity Research and the senior electric utility analyst at Kemper Securities (now Wachovia Securities). Prior to that, Mr. Luftig was Vice President at National Economic Research Associates, Director-Research at Salomon Brothers, Inc. and General Attorney at the New York Telephone Company.

        The following individuals are the Fund's portfolio managers.

William H. Reaves

        William H. Reaves has been chief investment officer, portfolio manager, and utilities analyst of Reaves since 1961. Mr. Reaves was President of Reaves from 1961 to February 2003; he became Chairman of Reaves in February 2003. He has worked as a utilities analyst since 1946.

William A. Ferer

        William A. Ferer has been a portfolio manager and analyst for Reaves since 1987. He was a Vice President of Reaves from 1987 to November 1997, an Executive Vice President of Reaves from November 1997 to February 2003, and has been President of Reaves since February 2003. He has worked as a securities analyst since 1971.

Ronald J. Sorenson

        Ronald J. Sorenson was a Vice President of Reaves from 1991 to November 2002 and has been Executive Vice President of Reaves since November 2002. He has been a portfolio manager of Reaves since 1991. For three years prior to 1991, he was a partner and portfolio manager of PVF Inc., an investment advisory firm. For two years prior to that, Mr. Sorenson was the Chairman of the Board and chairman of the investment committee of The American Life Insurance Company of New York. Mr. Sorenson has acted as President of RWS Energy Services, Chief Financial Officer of Emerging Market Services A.G., Controller of Triad Holding Corporation S.A., and was a CPA for Arthur Young & Co. (an accounting firm).

Administrator

        ALPS, located at 1625 Broadway, Suite 2200, Denver, Colorado 80202, serves as administrator to the Fund. Under the Administration, Bookkeeping and Pricing Services Agreement, ALPS is responsible for calculating the net asset value of the Common Shares, and generally managing the business affairs of the Fund. The Administration, Bookkeeping and Pricing Services Agreement between the Fund and ALPS provides that ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees' fees, portfolio transactions expenses, litigation expenses, taxes, costs of Preferred Shares and Other Preferred Shares, expenses of conducting repurchase offers for the purpose of repurchasing Fund shares and extraordinary expenses. ALPS is entitled to receive a monthly fee at the annual rate of .265% of the Fund's average daily total assets.

Estimated Expenses

        Reaves and ALPS are each obligated to pay expenses associated with providing the services contemplated by the agreements to which they are parties, including compensation of and office space for their respective officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. Reaves and ALPS are each obligated to pay the fees of any Director of the Fund who is affiliated with it. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees' fees, portfolio transactions expenses, litigation expenses, taxes, costs of Preferred Shares and Other Preferred Shares, expenses of conducting repurchase offers for the purpose of repurchasing Fund shares and extraordinary expenses. The fees and expenses incident to the offering and issuance of Preferred Shares (which include certain marketing expenses of the underwriters, Reaves and ALPS) will be recorded as a reduction of capital of the Fund attributable to the Preferred Shares.

        On the basis of the anticipated size of the Fund immediately following the offering, ALPS estimates that the Fund's annual operating expenses will be approximately $                  . No assurance can be given, in light of the Fund's investment objectives and policies, however, that actual annual operating expenses will not be substantially more or less than this estimate.

DESCRIPTION OF PREFERRED SHARES

        The following is a brief description of the terms of the Preferred Shares. For the complete terms of the Preferred Shares, please refer to the detailed description of the Preferred Shares in the Statement attached as Appendix A to the Statement of Additional Information.

General

        The Fund's Agreement and Declaration of Trust authorizes the issuance of an unlimited number of Preferred Shares and Other Preferred Shares, in one or more classes or series with rights as determined by the Board of Trustees without the approval of common shareholders. The Statement was recently amended and restated by the Board of Trustees of the Fund to provide for the Preferred Shares being offered pursuant to this prospectus, and currently authorizes the issuance of all three Series of Preferred Shares. All Preferred Shares will have a liquidation preference of $25,000 per share, plus accumulated but unpaid dividends (whether or not earned or declared).

        The Preferred Shares of each series will rank on parity with any other series of Preferred Shares and any series of Other Preferred Shares of the Fund as to the payment of dividends and the distribution of assets upon liquidation. Each Preferred Share carries one vote on matters on which Preferred Shares can be voted. The Preferred Shares, when issued by the Fund and paid for pursuant to the terms of this prospectus, will be fully paid and nonassessable and will have no preemptive, exchange or conversion rights. Any Preferred Shares repurchased or redeemed by the Fund will be classified as authorized and unissued Preferred Shares. The Board of Trustees may by resolution classify or reclassify any authorized and unissued Preferred Shares from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares. The Preferred Shares will not be subject to any sinking fund, but will be subject to mandatory redemption under certain circumstances described below.

Dividends and Dividend Rate Periods

        The following is a general description of dividends and rate periods for the Preferred Shares.

        Rate Periods.    The initial rate period and rate for each series of Preferred Shares is as set forth below:

Series	Initial Rate Period	Initial Dividend Rate
A	days		%
B	days		%
C	days		%

        Any subsequent rate periods of a series of Preferred Shares will generally be            days (in the case of Series A),    days (in the case of Series B) or    days (in the case of Series C) (collectively, "Subsequent Rate Periods"). The Fund, subject to certain conditions, may change the length of subsequent rate periods by designating them as special rate periods. See "—Designation of Special Rate Periods" below.

        Dividend Payment Dates.    Dividends on each series of Preferred Shares will be payable, when, as and if declared by the Board of Trustees, out of legally available funds in accordance with the Agreement and Declaration of Trust, the Statement and applicable law. Dividends are scheduled to be paid for each series as follows:

Series	Initial Dividend Payment Date*	Subsequent Dividend Payment Days
A
B
C

*
All dates are 2004.

        Dividend rate periods generally will begin on the first business day after an auction. If dividends are payable on a day that is not a business day, then dividends will generally be payable on the next day if such day is a business day, or as otherwise specified in the Statement. In addition, the Fund may specify different dividend payment dates for any special rate period of more than    days in the case of the Series A Preferred Shares,    days in the case of the Series B Preferred Shares or    days in the case of the Series C Preferred Shares, provided that such dates shall be set forth in the notice of special rate period relating to such special rate period.

        If a dividend payment date is not a business day because the American Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

  •
  the dividend payment date for the affected dividend period will be the next business day on which the Fund and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

  •
  the affected dividend period will end on the day it would have ended had such event not occurred and the dividend payment date had remained the scheduled date; and

  •
  the next dividend period will begin and end on the dates on which it would have begun and ended had such event not occurred and the dividend payment date remained the scheduled date.

        Dividends will be paid through DTC on each dividend payment date. The dividend payment date will normally be the first business day after the dividend period ends. DTC, in accordance with its current procedures, is expected to distribute dividends received from the auction agent in same-day funds on each dividend payment date to agent members (members of DTC that will act on behalf of existing or potential holders of Preferred Shares). These agent members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Fund that dividend payments will be available in same-day funds on each dividend payment date to customers that use a Broker-Dealer or a Broker-Dealer's designee as agent member.

        Calculation of Dividend Payment.    The Fund computes the dividends per share payable on Preferred Shares by multiplying the applicable rate in effect by a fraction. The numerator of this fraction will normally be the number of days in the rate period and the denominator will normally be 360. This rate is then multiplied by $25,000 to arrive at the dividends per share.

        Dividends on Preferred Shares will accumulate from the date of their original issue. For each dividend payment period after the initial rate period, the dividend will normally be the dividend rate determined at auction. The dividend rate that results from an auction will not be greater than the maximum applicable rate described below.

        The maximum applicable rate for any standard rate period will be (as set forth in the table below) the greater of (A) the applicable percentage of the reference rate or (B) the applicable spread plus the reference rate. The reference rate is the applicable LIBOR Rate (for a dividend period or a special dividend period of fewer than 365 days), or the applicable Treasury Index Rate (for a special dividend period of 365 days or more). In the case of a special rate period, the maximum applicable rate will be specified by the Fund in the notice of the special rate period for such dividend payment period. The applicable percentage and the applicable spread will be determined based on the lower of the credit rating or ratings assigned to the Preferred Shares by Fitch and Moody's. If Fitch and Moody's or both do not make such rating available, the rate will be determined by reference to equivalent ratings issued by a substitute rating agency. The applicable spread and the applicable percentage as so determined will be further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount (as defined in "—Rating Agency Guidelines").

Credit Ratings for Preferred Shares
		Applicable Percentage of Reference Rate	Applicable Spread
Moody's	Fitch
Aaa	AAA	125%	125 bps
Aa3 or Aa1	AA- to AA+	150%	150 bps
A3 to A1	A- to A+	200%	200 bps
Baa3 to Baa1	BBB- to BBB+	250%	250 bps
Ba1 and below	BB+	300%	300 bps

        The "LIBOR Rate," as described in greater detail in the Statement, is the applicable London Inter-Bank Offered Rate for deposits in U.S. dollars for the period most closely approximating the applicable rate period for a series of Preferred Shares.

        The "Treasury Index Rate," as described in greater detail in the Statement, is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable rate period for a series of Preferred Shares.

        Assuming the Fund maintains an Aaa/AAA rating on the Preferred Shares, the practical effect of the different methods used to calculate the maximum applicable rate is shown in the table below:

Reference Rate	Maximum Applicable Rate Using the Applicable Percentage	Maximum Applicable Rate Using the Applicable Spread	Method Used to Determine the Maximum Applicable Rate
1%	1.25%	2.25%	Spread
2%	2.50%	3.25%	Spread
3%	3.75%	4.25%	Spread
4%	5.00%	5.25%	Spread
5%	6.25%	6.25%	Either
6%	7.5%	7.25%	Percentage

        Prior to each dividend payment date, the Fund is required to deposit with the auction agent sufficient funds for the payment of declared dividends. The failure to make such deposit will result in the cancellation of an auction, and the dividend rate will be the maximum applicable rate until such failure to deposit is cured or, if not timely cured, a non-payment rate of 300% of the applicable reference rate. The Fund does not intend to establish any reserves for the payment of dividends.

        Restrictions on Dividend, Redemption and Other Payments.    Under the 1940 Act, the Fund may not (i) declare any dividend with respect to the Preferred Shares if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to the Fund's Borrowings that are senior securities representing indebtedness (as defined in the 1940 Act), would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its Preferred Shares and Other Preferred Shares) or (ii) declare any other distribution on the Preferred Shares or purchase or redeem Preferred Shares if at the time of the declaration (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing indebtedness would be less than 300% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares of beneficial interest). "Senior securities representing indebtedness" generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of beneficial interest) and evidencing indebtedness and could include the Fund's obligations under any Borrowings. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term "senior security" does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term "senior security" also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of Preferred Shares, such asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.

        In addition, a declaration of a dividend or other distribution on or purchase or redemption of Preferred Shares may be prohibited (i) at any time when an event of default under any Borrowings has occurred and is continuing; or (ii) after giving effect to such declaration, the Fund would not have eligible portfolio holdings with an aggregated discounted value at least equal to any asset coverage requirements associated with such Borrowings; or (iii) the Fund has not redeemed the full amount of Borrowings, if any, required to be redeemed by any provision for mandatory redemption.

        While any of the Preferred Shares are outstanding, the Fund generally may not declare, pay or set apart for payment, any dividend or other distribution in respect of its Common Shares (other than in additional shares of common stock or rights to purchase common stock) or repurchase any of its Common Shares (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon liquidation) unless each of the following conditions has been satisfied:

  •
  In the case of Moody's coverage requirements, immediately after such transaction, the aggregate Moody's Coverage Value (i.e., the aggregate value of the Fund's portfolio discounted according to Moody's criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount (i.e., the amount necessary to pay all outstanding obligations of the Fund with respect to the Preferred Shares, any preferred stock outstanding, expenses for the next 90 days and any other liabilities of the Fund) (see "Rating Agency Guidelines" below);

  •
  In the case of Fitch's coverage requirements, immediately after such transaction, the Aggregate Fitch Value (i.e., the aggregate value of the Fund's portfolio discounted according to Fitch criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount;

  •
  Immediately after such transaction, the Investment Company Act Preferred Shares Asset Coverage (as defined under "Rating Agency Guidelines" below) is met;

  •
  Full cumulative dividends on the Preferred Shares due on or prior to the date of the transaction have been declared and paid or have been declared and sufficient funds for the payment thereof deposited with the auction agent; and

  •
  The Fund has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Statement.

        The Fund generally will not declare, pay or set apart for payment any dividend on any shares of the Fund ranking as to the payment of dividends on a parity with Preferred Shares unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on the Preferred Shares through its most recent dividend payment date. However, if the Fund has not paid dividends in full on the Preferred Shares through the most recent dividend payment date or upon any shares of the Fund ranking, as to the payment of dividends, on a parity with Preferred Shares through their most recent respective dividend payment dates, the amount of dividends declared per share on Preferred Shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other class or series of shares bear to each other.

        Designation of Special Rate Periods.    The Fund may, in certain situations, at its sole option, declare a special rate period. Prior to declaring a special rate period, the Fund will give notice (a "notice of special rate period") to the auction agent and to each Broker-Dealer. The notice will state that the next succeeding rate period for the Preferred Shares will be a number of days as specified in such notice. The Fund may not designate a special rate period unless sufficient clearing bids were made in the most recent auction. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the auction agent. The Fund also must have received confirmation from Fitch and Moody's or any substitute rating agency that the proposed special rate period will not adversely affect such agency's then-current rating on the Preferred Shares, and the lead Broker-Dealer designated by the Fund, initially            , must not have objected to the declaration of a special rate period. The Fund also must have portfolio securities with a discounted value at least equal to the Preferred Share Basic

Maintenance Amount (as defined under "—Rating Agency Guidelines"). A notice of special rate period also will specify whether the Preferred Shares will be subject to optional redemption during such special rate period and, if so, the redemption, premium, if any, required to be paid by the Fund in connection with such optional redemption.

Voting Rights

        Except as otherwise provided in this prospectus and in the Statement of Additional Information or as otherwise required by law, holders of Preferred Shares will have equal voting rights (one vote per share) with holders of Common Shares and any Other Preferred Shares, and will vote together with holders of Common Shares and any Other Preferred Shares as a single class.

        Holders of outstanding Preferred Shares and Other Preferred Shares, voting as a separate class, are entitled to elect two of the Fund's trustees. The remaining trustees are elected by holders of Common Shares, Preferred Shares and Other Preferred Shares, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding Preferred Shares or Other Preferred Shares are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the auction agent for the payment of such dividends, then, the sole remedy of holders of outstanding Preferred Shares and Other Preferred Shares is that the number of trustees constituting the Board will be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares and Other Preferred Shares, as described above, would constitute a majority of the Board. The holders of Preferred Shares and Other Preferred Shares will be entitled to elect that smallest number of additional trustees at a special meeting of shareholders held as soon as possible and at all subsequent meetings at which trustees are to be elected. The terms of office of the persons who are trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding Preferred Shares and Other Preferred Shares, the special voting rights stated above will cease, and the terms of office of the additional trustees elected by the holders of Preferred Shares and Other Preferred Shares will automatically terminate.

        So long as any Preferred Shares are outstanding, the Fund will not, without the affirmative vote or consent of the holders of a majority of the Preferred Shares outstanding at the time (voting together as a separate class),

          (a)   authorize, create or issue any class or series of shares ranking prior to or on a parity with the Preferred Shares with respect to payment of dividends or the distribution of assets on liquidation, or authorize, create or issue additional shares of any series of Preferred Shares or any other class or series of shares ranking prior to or on a parity with Preferred Shares with respect to the payment of dividends or the distribution of assets on liquidation, unless, in the case of Other Preferred Shares on parity with the Preferred Shares, the Fund obtains written confirmation from Moody's (if Moody's is then rating the Preferred Shares), Fitch (if Fitch is then rating the Preferred Shares) or any substitute rating agency (if any such substitute rating agency is then rating the Preferred Shares) that the issuance of such additional class or series would not impair the rating then assigned by such rating agency to the Preferred Shares and the Fund continues to comply with Section 13 of the Investment Company Act, the Investment Company Act Preferred Shares Asset Coverage requirements and the Preferred Shares Basic Maintenance Amount requirements, in which case the vote or consent of the holders of the Preferred Shares is not required;

          (b)   amend, alter or repeal the provisions of the Agreement and Declaration of Trust or the Statement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of the Preferred Shares or holders of Preferred Shares; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of Preferred Shares will be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the holders of Preferred Shares and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating the Preferred Shares and such issuance would, at the time thereof, cause the Fund not to satisfy the Investment Company Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount;

          (c)   authorize the Fund's conversion from a closed-end to an open-end investment company; or

          (d)   approve any reorganization (as such term is used in the Investment Company Act) adversely affecting the Preferred Shares.

        So long as any shares of the Preferred Shares are outstanding, the Fund shall not, without the affirmative vote or consent of the holders of at least    % of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

        To the extent permitted under the Investment Company Act, the Fund will not approve any of the actions set forth in (a) or (b) above that materially and adversely affects the rights expressly set forth in the Fund's Agreement and Declaration of Trust or the Statement, of a holder of shares of a series of Preferred Shares or Other Preferred Shares differently than those of a holder of shares of any other series of Preferred Shares or Other Preferred Shares without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected. However, to the extent permitted by the Fund's Agreement and Declaration of Trust or the Statement, no vote of holders of Common Shares, either separately or together with holders of Preferred Shares and Other Preferred Shares as a single class, is necessary to take the actions contemplated by (a) and (b) above. The holders of Common Shares will not be entitled to vote in respect of such matters, unless, in the case of the actions contemplated by (b) above, the action would materially and adversely affect the contract rights of the holders of Common Shares expressly set forth in the Fund's charter.

        The foregoing voting provisions will not apply with respect to Preferred Shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

Rating Agency Guidelines

        The Fund is required under Fitch and Moody's guidelines to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount (as defined below). Fitch and Moody's have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by the rating agency). The Fitch and Moody's guidelines also impose certain diversification requirements on the Fund's overall portfolio. The "Preferred Shares Basic Maintenance Amount" includes the sum of (i) the aggregate liquidation preference of the Preferred Shares then outstanding (plus accrued and projected dividends), (ii) the total principal of any senior debt (plus accrued and projected interest), (iii) certain Fund expenses and (iv) certain other current liabilities.

        The Fund also is required under rating agency guidelines to maintain, with respect to the Preferred Shares, as of the last business day of each month in which Preferred Shares are outstanding, asset coverage of at least 200% with respect to senior securities that are shares of the Fund, including the Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities that are shares of a closed-end investment company as a condition of declaring dividends on its Common Shares) ("Investment Company Act Preferred Shares Asset Coverage"). Fitch and Moody's have agreed that the auditors must issue a report once per year regarding the asset coverage test on a date randomly selected by the auditors. Based on the Fund's assets and liabilities as of                             , 2004, and assuming the issuance of all Preferred Shares offered hereby and the use of the proceeds as intended, the Investment Company Act Preferred Shares Asset Coverage with respect to Preferred Shares would be computed as follows:

Value of Fund assets less liabilities not constituting senior securities Senior securities representing indebtedness plus liquidation value of the Preferred Shares	=	=	%

        If the Fund does not timely cure a failure to maintain (1) a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (2) the Investment Company Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, the Fund will be required to redeem the Preferred Shares as described below under "Redemption."

        The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Fitch and Moody's. Failure to adopt any such modifications, however, may result in a change or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating. The Board of Trustees may, without shareholder approval, amend, alter, add to or repeal any or all of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Fitch or Moody's, or both, as appropriate, that any such change would not impair the ratings then assigned by Fitch and Moody's to the Preferred Shares.

        As described by Fitch and Moody's, the Preferred Shares rating is an assessment of the capacity and willingness of the Fund to pay Preferred Shares' obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold or sell the Preferred Shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of the Preferred Shares will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Fitch and Moody's by the Fund and ALPS and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

        The rating agency guidelines will apply to the Preferred Shares only so long as such rating agency is rating these shares. The Fund will pay fees to Fitch and Moody's for rating the Preferred Shares.

Redemption

        Mandatory Redemption.    The Fund is required to maintain (a) a discounted value of eligible portfolio securities equal to the Preferred Shares Basic Maintenance Amount and (b) the Investment Company Act Preferred Shares Asset Coverage. Eligible portfolio securities for purposes of (a) above will be determined from time to time by the rating agencies then rating the Preferred Shares. If the Fund fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the requirements of the rating agency that rates the Preferred Shares, the Fund must redeem all or a portion of the Preferred Shares. This mandatory redemption will take place on a date that the board of trustees specifies out of legally available funds in accordance with the Fund's Agreement and Declaration of Trust, the Statement and applicable law, at the redemption price of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. The number of Preferred Shares that must be redeemed in order to cure such failure will be allocated pro rata among the outstanding Preferred Shares and Other Preferred Shares of the Fund. The mandatory redemption will be limited to the number of Preferred Shares necessary to restore the required Discounted Value or the Investment Company Act Preferred Shares Asset Coverage, as the case may be.

        Optional Redemption.    The Fund at its option may, without the consent of the holders of Preferred Shares, redeem the shares of any series of Preferred Shares, in whole or in part, out of funds legally available therefor. Any optional redemption will occur on any dividend payment date at the optional redemption price per share of $25,000, plus an amount equal to accumulated but unpaid dividends to the date fixed for redemption plus the premium, if any, specified in a special redemption provision. No shares of a series of Preferred Shares may be redeemed if the redemption would cause the Fund to violate the 1940 Act or applicable law. The Fund has the authority to redeem Preferred Shares for any reason.

Liquidation

        Subject to the rights of holders of any series or class or classes of shares ranking on a parity with Preferred Shares with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation of the Fund, whether voluntary or involuntary, the holders of Preferred Shares then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution is made on the Common Shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared by the Fund, but excluding the interest thereon) accumulated but unpaid to and including the date of final distribution in same-day funds in connection with the liquidation of the Fund. After the payment to the holders of Preferred Shares of the full preferential amounts provided for as described herein, the holders of Preferred Shares as such will have no right or claim to any of the remaining assets of the Fund.

        Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other entity nor the merger or consolidation of any other entity into or with the Fund, will be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

THE AUCTIONS

General

        The Statement provides that, except as otherwise described in this prospectus, the applicable rate for the Preferred Shares for each rate period after the initial rate period will be the rate that results from an auction conducted as set forth in the Statement and summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell Preferred Shares. See the Statement included in the Statement of Additional Information for a more complete description of the auction process.

        Auction Agency Agreement.    The Fund will enter into an auction agency agreement with the auction agent (initially, The Bank of New York) which provides, among other things, that the auction agent will follow the auction procedures to determine the applicable rate for Preferred Shares, so long as the applicable rate for Preferred Shares is to be based on the results of an auction.

        The auction agent may terminate the auction agency agreement upon notice to the Fund no earlier than 45 days after the delivery of such notice. If the auction agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the auction agent provided that, prior to such removal, the Fund has entered into such an agreement with a successor auction agent.

        Broker-Dealer Agreements.    Each auction requires the participation of one or more Broker-Dealers.

        The auction agent will enter into agreements with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in auctions for Preferred Shares.

        The auction agent will pay to each Broker-Dealer after each auction from funds provided by the Fund, a service charge normally calculated at the annual rate of 1/4 of 1% of the liquidation preference ($25,000 per share) of the Preferred Shares held by that Broker-Dealer's customer upon settlement in an auction.

        The Fund may request that the auction agent terminate one or more Broker-Dealer agreements at any time upon five days' notice, provided that at least one Broker-Dealer agreement is in effect after termination of the other agreements.

Auction Procedures

        Prior to the submission deadline on each auction date for the Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a beneficial owner of a series of Preferred Shares may submit the following types of orders with respect to shares of such series of Preferred Shares to that Broker-Dealer:

  1.
  Hold Order—indicating its desire to hold Preferred Shares of such series without regard to the applicable rate for the next rate period.

  2.
  Bid—indicating its desire to purchase or hold the indicated number of Preferred Shares of such series at $25,000 per share if the applicable rate for Preferred Shares of such series for the next rate period is not less than the rate specified in the bid, or indicating its desire to sell Preferred Shares of such series at $25,000 per share if the applicable rate for Preferred Shares of such series for the next period is less than the rate or spread specified in the bid.

  3.
  Sell Order—indicating its desire to sell shares of such series at $25,000 per share without regard to the applicable rate for Preferred Shares of such series for the next period.

        A beneficial owner of Preferred Shares may submit different types of orders to its Broker-Dealer with respect to Preferred Shares then held by the beneficial owner. A beneficial owner that submits a bid to its Broker-Dealer having a rate higher than the maximum applicable rate on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner that fails to submit an order to its Broker-Dealer will ordinarily be deemed to have submitted a hold order to its Broker-Dealer. However, if a beneficial owner fails to submit an order for some or all of its shares to its Broker-Dealer for an auction relating to a rate period of more than    days in the case of the Series A Preferred Shares,    days in the case of the Series B Preferred Shares, and    days in the case of the Series C Preferred Shares, such beneficial owner will be deemed to have submitted a sell order for such shares to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the Preferred Shares subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional Preferred Shares is, for the purposes of such offer, a potential holder as discussed below.

        A potential holder is either a customer of a Broker-Dealer that is not a beneficial owner of a series of Preferred Shares but that wishes to purchase shares of such series or that is a beneficial owner of shares of such series that wishes to purchase additional shares of such series. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the applicable rate for the next dividend period is not less than the specified rate in such bid. A bid placed by a potential holder specifying a rate higher than the maximum applicable rate for shares of such series on the auction date will not be accepted.

        The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. They will designate themselves (unless otherwise permitted by the Fund) as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential holders. However, neither the Fund nor the auction agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any Preferred Shares held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of Preferred Shares held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Fund.

        There are sufficient clearing bids in an auction if the number of shares subject to bids submitted or deemed submitted to the auction agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum applicable rate is at least equal to the number of shares of such series subject to sell orders and the number of shares of such series subject to bids specifying rates or spreads higher than the maximum applicable rate for such series submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders of such series. If there are sufficient clearing bids, the applicable rate for shares of such series for the next succeeding rate period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the shares of such series available for purchase in the auction.

        If there are not sufficient clearing bids for such series, the applicable rate for the next rate period will be the maximum applicable rate on the auction date. However, if the Fund has declared a special rate period and there are not sufficient clearing bids, the election of a special rate period will not be effective and the applicable rate for the next rate period will be the same as during the current rate period. If there are not sufficient clearing bids, beneficial owners of Preferred Shares that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the outstanding Preferred Shares are the subject of submitted hold orders, then the rate period following the auction will automatically be the same length as the preceding rate period and the applicable rate for the next rate period will be 90% of the reference rate.

        The auction procedures include a pro rata allocation of shares for purchase and sale which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of Preferred Shares that is different than the number of shares specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

        Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their agent members in same-day funds to DTC against delivery to their respective agent members. DTC will make payment to the sellers' agent members in accordance with DTC's normal procedures, which now provide for payment against delivery by their agent members in same-day funds.

        The auctions will normally be held every            days (normally every    ) for Series A Preferred Shares,    days (normally every    ) for Series B Preferred Shares and    days (normally every    ) for Series C Preferred Shares. Each Subsequent Rate Period will normally begin on the following business day.

        If an Auction date is not a business day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the auction agent is not able to conduct an auction in accordance with the Auction procedures for any reason, then the dividend rate for the next dividend period will be the dividend rate determined on the previous Auction date. However, if the New York Stock Exchange is closed for such reason for three or less than three consecutive business days, then the dividend rate for the next dividend period shall be the dividend rate determined by auction on the first business day following such Auction date.

        The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding Preferred Shares of any series, and three current holders. The three current holders and three potential holders submit orders through Broker-Dealers at the auction:

Current Holder A	Owns 500 shares, wants to sell all 500 shares if auction rate is less than 4.1%	Bid order of 4.1% rate for all 500 Shares
Current Holder B	Owns 300 shares, wants to hold	Hold order-will take the auction rate
Current Holder C	Owns 200 shares, wants to sell all 200 shares if auction rate is less than 3.9%	Bid order of 3.9% rate for all 200 shares
Potential Holder D	Wants to buy 200 shares	Places order to buy at or above 4.0%
Potential Holder E	Wants to buy 300 shares	Places order to buy at or above 3.9%
Potential Holder F	Wants to buy 200 shares	Places order to buy at or above 4.1%

        The lowest dividend rate that will result in all 1,000 Preferred Shares continuing to be held is 4.0% (the offer by potential holder D). Therefore, the dividend rate will be 4.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

Secondary Market Trading and Transfer of Preferred Shares

        The Broker-Dealers are expected to maintain a secondary trading market in the Preferred Shares outside of the auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that a secondary trading market for Preferred Shares will develop or, if it does develop, that it will provide owners with liquidity of investment. The Preferred Shares will not be listed on any stock exchange or on any automated quotation system.

        Investors who purchase Preferred Shares in an auction for a special rate period should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.

        A beneficial owner or an existing holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only:

  •
  pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

  •
  to a Broker-Dealer; or

  •
  to such other persons as may be permitted by the Fund; provided, however, that (x) if you hold your Preferred Shares in the name of a Broker-Dealer, a sale or transfer of your Preferred Shares to that Broker-Dealer, or to another customer of that Broker-Dealer, will not be considered a sale or transfer for purposes of the foregoing if that Broker-Dealer remains the existing holder of the Preferred Shares immediately after the transaction; and (y) in the case of all transfers, other than through an auction, the Broker-Dealer (or other person, if the Fund permits) receiving the transfer will advise the auction agent of the transfer.

        Further description of the auction procedures can be found in the Statement.

TAXES

        The following is a summary discussion of certain federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of Preferred Shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

General

        The Fund has elected and intends to continue to qualify for the special tax treatment afforded a regulated investment company under the provisions of Subchapter M of the Code. The Fund will qualify as a regulated investment company in any taxable year in which it distributes at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gain and net realized gains from certain hedging transactions) and certain other income. The Fund (but not its shareholders) will not be subject to federal income tax in any taxable year in which it qualifies as a regulated investment company and to the extent that it distributes its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss). The Fund intends to distribute substantially all of such income and gain each year.

        Based in part on the lack of present intention on the part of the Fund to redeem the Preferred Shares at any time in the future, the Fund intends to take the position that under present law, the Preferred Shares will constitute stock of the Fund, and distributions by the Fund with respect to its Preferred Shares (other than distributions in redemption of Preferred Shares that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of that Fund's current and accumulated earnings and profits as calculated for federal income tax purposes. It is possible, however, that the IRS might take a contrary position, asserting, for example, that the Preferred Shares constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions by the Fund to holders of Preferred Shares would constitute interest, whether or not they exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income. Mayer, Brown, Rowe and Maw LLP, counsel to the Fund, believes that such a position, if asserted by the IRS, would be unlikely to prevail if the issue were properly litigated.

        Distributions of any taxable net investment income and net short-term capital gain will be taxable as ordinary income (except to the extent that a reduced capital gains tax rate applies to qualified dividend income). Distributions of the Fund's net capital gain, if any, will be taxable to shareholders as long-term capital gains, regardless of the length of time they held their shares. Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder (assuming the shares are held as a capital asset). For purposes of determining whether distributions are out of the Fund's current or accumulated earnings and profits, the Fund's earnings and profits will be allocated first to the Fund's Preferred Shares and then to the Fund's Common Shares.

        Subject to certain conditions and limitations, under applicable federal income tax provisions, a corporation receiving dividends with respect to stock it owns in another corporation is allowed a deduction against a portion of such dividend income received (the "Dividends Received Deduction"). The Fund expects to receive dividends with respect to some or all of the stocks in other corporations held by the Fund, and the Fund may designate such dividends as eligible for the Dividends Received Deduction only to the extent that the Fund receives dividends for which the Fund would be entitled to the Dividends Received Deduction if the Fund were a regular corporation and not a regulated investment company. A corporation that owns Common Shares or Preferred Shares generally will be entitled to a Dividends Received Deduction with respect to a designated portion of the dividends it receives from the Fund.

        For dividends received by the Fund to be eligible for designation for the Dividends Received Deduction, the dividends must be paid by a domestic corporation that is subject to U.S. income tax and the Fund must hold the stock of such corporation for at least 46 days during the 90-day period beginning 45 days before the ex-dividend date for the stock (91 days during the 180-day period for certain preferred stock). The Fund's holding period for stock will in general not include any period for which the Fund holds an option to sell or is the writer of an option to buy substantially identical stock, although there exists an exception for certain options written by the Fund, the exercise prices of which are not substantially below the market prices of the underlying securities at the times the options are written. The Dividends Received Deduction is reduced for dividends received from debt-financed portfolio stock by a percentage related to the amount of debt incurred to purchase such stock.

        To the extent that the source of dividends or distributions with respect to the Preferred Shares is dividends received by the Fund that would be eligible for the Dividends Received Deduction, a corporate holder of Common Shares or Preferred Shares (collectively, the "Shares") in the Fund will be allowed a deduction equal to 70% of the dividends paid to it by the Fund and designated by the Fund as eligible for the Dividends Received Deduction. The aggregate amount of Dividends Received Deductions that may be taken by a corporation is limited to 70% of its taxable income, computed without regard to any net operating loss deduction.

        In order for dividends effectively designated by the Fund as eligible for the Dividends Received Deduction to qualify for the Dividends Received Deduction when received by a particular shareholder, the shareholder must, among other things, be a corporation meeting the 46-day (or 91-day) holding period requirement described above with respect to its Fund Shares. The Dividends Received Deduction will be reduced in the case of a shareholder who has incurred indebtedness, or is treated as having incurred indebtedness, that is "directly attributable" to the acquisition or carrying of the Shares. The basis of a shareholder's Shares may be reduced in the case of certain "extraordinary dividends" eligible for the Dividends Received Deduction by an amount equal to the non-taxed portion of such dividends, although it is expected that such extraordinary dividends will be paid only in unusual circumstances.

        Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

        The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS has taken the position that if a regulated investment company has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than that class's proportionate share of particular types of income for that year, including ordinary income and net capital gain. A class's proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the regulated investment company during that year to the class. Accordingly, the Fund intends to designate a portion of its distributions paid to the Preferred Shares as capital gain dividends in compliance with the IRS position, but only to the extent that capital gains are declared on ordinary shares.

        Although the matter is not free from doubt, due to the absence of direct regulatory or judicial authority, in the opinion of Mayer, Brown, Rowe and Maw LLP under current law the manner in which the Fund intends to allocate items of ordinary income and net capital gain among the Fund's Common Shares and Preferred Shares will be respected for federal income tax purposes. It is possible that the IRS could disagree with counsel's opinion and attempt to reallocate the Fund's net capital gain or other taxable income.

        If at any time when Preferred Shares are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of Common Shares until the asset coverage is restored. See "Description of Preferred Shares—Dividends and Dividend Periods—Restrictions on Dividends and Other Payments." Such a suspension may prevent the Fund from distributing at least 90% of the sum of its investment company taxable income and certain other income and may, therefore, jeopardize the Fund's qualification for taxation as a regulated investment company. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund, in its sole discretion, may redeem Preferred Shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify for treatment as a regulated investment company. See "Description of Preferred Shares—Redemption." There can be no assurance, however, that any such action would achieve that objective.

        Certain of the Fund's investment practices are subject to special Code provisions that, among other things, may defer the use of certain losses of the Fund and affect the holding period of securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

        Under the "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), the U.S. federal income tax rate on long-term capital gains recognized by individuals has been reduced to 15% (or 5% for individuals in the 10% or 15% tax brackets), and "qualified dividend income" received by individuals from certain domestic and foreign corporations will also be taxed at this reduced capital gains tax rate. The reduced long-term capital gains tax rate will apply to capital gains realized by shareholders who sell Preferred Shares of the Fund that they have held for more than one year. The reduced rates, which do not apply to short-term capital gains, generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003 (and to Fund distributions of such gain), and will cease to apply for taxable years beginning after December 31, 2008. Distributions from the

Fund designated as capital gain dividends should be eligible for the reduced rate applicable to long-term capital gains. Ordinary income dividends paid by the Fund would be eligible to be treated by individual Fund shareholders as qualified dividend income taxed at the reduced capital gains rate to the extent that some portion of the Fund's dividends were attributable to such qualified dividend income received by the Fund and to the extent that the Fund were to designate such portion as qualified dividend income. The tax treatment applies only if certain holding period requirements are satisfied by the shareholder. For this purpose, "qualified dividends" means dividends received by the Fund from United States corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations.

        In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by the Fund from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning after December 31, 2002, and beginning before January 1, 2009. Thereafter, the Fund's dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislative action is taken.

        A dividend paid by the Fund to a shareholder will not be treated as qualified dividend income of the shareholder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or more than 90 days during the associated 181-day period, in the case of dividends attributable to periods in excess of 366 days paid with respect to preferred stock) (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

        Subject to certain exceptions, a "qualified foreign corporation" is any foreign corporation that is either (i) incorporated in a possession of the United States (the "possessions test"), or (ii) eligible for benefits of a comprehensive income tax treaty with the United States, which the Secretary of the Treasury determines is satisfactory for these purposes and which includes an exchange of information program (the "treaty test"). The Secretary of the Treasury currently has identified tax treaties between the United States and 52 other countries that satisfy the treaty test.

        Subject to the same exceptions, a foreign corporation that does not satisfy either the possessions test or the treaty test will still be considered a "qualified foreign corporation" with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. The Treasury Department has issued a notice stating that common or ordinary stock, or an American depositary receipt in respect of such stock, is considered readily tradable on an established securities market in the United States if it is listed on a national securities exchange that is registered under section 6 of the Securities Exchange Act of 1934 or on the NASDAQ Stock Market.

        A qualified foreign corporation does not include any foreign corporation which for the taxable year of the corporation in which the dividend is paid, or the preceding taxable year, is a foreign personal holding company, a foreign investment company or a passive foreign investment company as defined in the Code.

        Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by such shareholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the fund that represents income from foreign or U.S. possessions sources as such shareholder's own income from those sources, and (3) could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

        The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Sales of Preferred Shares

        The sale of Preferred Shares (including transfers in connection with a redemption or repurchase of Preferred Shares treated as a sale or exchange) will be a taxable transaction for federal income tax purposes. A selling shareholder generally will recognize gain or loss equal to the difference between the amount of cash and the fair market value of any property received and the holder's adjusted tax basis in the Preferred Shares. If the Preferred Shares are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if the Preferred Shares have been held for more than one year. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends) (5% for individuals in the 10% or 15% tax brackets). Any loss realized on a disposition of Preferred Shares held for six months or less will be treated as a long-term, rather than a short-term, capital loss to the extent of any capital gain distributions received with respect to those Preferred Shares. A shareholder's holding period for Preferred Shares is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options, sales contracts or short sales. Any loss realized on a sale or exchange of Preferred Shares will be disallowed to the extent those Preferred Shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original Preferred Shares. In that event, the basis of the replacement Preferred Shares will be adjusted to reflect the disallowed loss.

        An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

Backup Withholding

        The Fund is required to withhold a percentage of all taxable dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Such withholding from taxable dividends and capital gain distributions is also required for such shareholders who fail to provide certain certifications or otherwise are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against the shareholder's U.S. federal income tax liability, provided that the required information is furnished to the IRS.

        The foregoing briefly summarizes some of the important federal income tax consequences of investing in Preferred Shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

DESCRIPTION OF CAPITAL STRUCTURE

        The Fund is a statutory trust established under the laws of the State of Delaware by a Certificate of Trust dated September 15, 2003. The Fund's Agreement and Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees of the Fund have authorized an unlimited number of shares of beneficial interest stock, no par value, all of which shares were initially classified as Common Shares. The Agreement and Declaration of Trust also authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including Preferred Shares, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Shareholders. For a description of the Preferred Shares, see "Description of Preferred Shares."

        Holders of Common Shares are entitled to share equally in dividends declared by a Board of Trustees payable to holders of Common Shares and in the net assets of the Fund available for distribution to holders of Common Shares after payment of the preferential amounts payable to holders of any outstanding Preferred Shares. Neither holders of Common Shares nor holders of Preferred Shares have pre-emptive or conversion rights and Common Shares are not redeemable. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding Preferred Shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Common Shares. The Agreement and Declaration of Trust provides that no Shareholder shall be subject in such capacity to any personal liability whatsoever to any person in connection with the Fund.

        Holders of Common Shares are entitled to one vote for each share held and will vote with the holders of any outstanding Preferred Shares or Other Preferred Shares on each matter submitted to a vote of holders of Common Shares, except as described under "Description of Preferred Shares—Voting Rights."

        Holders of Preferred Shares are entitled to one vote for each share held. The Common Shares, Preferred Shares and any Other Preferred Shares do not have cumulative voting rights, which means that the holders of more than 50% of the Common Shares, Preferred Shares and any Other Preferred Shares voting for the election of Trustees can elect all of the Trustees standing for election by such holders, and, in such event, the holders of the remaining Common Shares, Preferred Shares and any Other Preferred Shares will not be able to elect any of such Trustees.

        So long as any Preferred Shares or any Other Preferred Shares are outstanding, holders of Common Shares will not be entitled to receive any dividends of or other distributions from the Fund, unless at the time of such declaration, (1) all accrued dividends on Preferred Shares and Other Preferred Shares, or accrued interest on borrowings have been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding Preferred Shares and Other Preferred Shares (expected to equal the aggregate original purchase price of the outstanding Preferred Shares and Other Preferred Shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund is required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the Preferred Shares from a rating agency. These requirements include an asset coverage test more stringent than under the 1940 Act. See "Description of Preferred Shares—Dividends and Dividend Rate Periods—Restrictions on Dividend Redemption and Other Payments."

        The Fund will send unaudited reports at least semi-annually and audited financial statements annually to all of its shareholders.

        The Common Shares of the Fund commenced trading on the ASE on February 27, 2004. At          , 2004, the net asset value per share of Common Shares and the closing price per share of Common Shares on the ASE were $                , and $        , respectively.

Preferred Shares

        Under the 1940 Act, the Fund is permitted to have outstanding more than one series of Preferred Shares or Other Preferred Shares as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Neither holders of Common Shares nor holders of Other Preferred Shares have pre-emptive rights to purchase any Preferred Shares or any Other Preferred Shares that might be issued. It is anticipated that the net asset value per share of the Preferred Shares will equal its original purchase price per share plus accumulated dividends per share.

CERTAIN PROVISIONS OF THE AGREEMENT AND DECLARATION OF TRUST

Anti-Takeover Provisions in the Agreement and Declaration of Trust

        The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees, and could have the effect of depriving holders of the Common Shares (the "Common Shareholders") of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board of Trustees is divided into three classes, with the term of one class expiring at each annual meeting of Common Shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office without cause only by a written instrument signed or adopted by two-thirds of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such Trustee and are entitled to vote on the matter.

        The Fund's Agreement and Declaration of Trust provides that the Fund may not merge with another entity, or sell, lease or exchange all or substantially all of its assets without the approval of at least two-thirds of the Trustees and 75% of the affected shareholders.

        In addition, the Agreement and Declaration of Trust requires the favorable vote of the holders of at least 80% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of the Trust's outstanding shares and their affiliates or associates, unless two-thirds of the Board of Trustees have approved by resolution a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of outstanding shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan or pursuant to any offering in which such Principal Shareholder acquires securities that represent no greater a percentage of any class or series of securities being offered than the percentage of any class of shares beneficially owned by such Principal Shareholder immediately prior to such offering or, in the case of securities, offered in respect of another class or series, the percentage of such other class or series beneficially owned by such Principal Shareholder immediately prior to such offering); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period) or (v) the purchase by the Fund, or any entity controlled by the Fund, of any Common Shares from any Principal Shareholder or any person to whom any Principal Shareholder transferred Common Shares.

        The Board of Trustees has determined that provisions with respect to the Board of Trustees and the 80% voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of Common Shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.

Conversion to Open-End Fund

        The Fund may be converted to an open-end management investment company at any time if approved by each of the following: (i) a majority of the Trustees then in office, (ii) the holders of not less than 75% of the Trust's outstanding shares entitled to vote thereon and (iii) by such vote or votes of the holders of any class or classes or series of shares as may be required by the 1940 Act. The composition of the Fund's portfolio likely would prohibit the Fund from complying with regulations of the Securities and Exchange Commission applicable to open-end management investment companies. Accordingly, conversion likely would require significant changes in the Fund's investment policies and liquidation of a substantial portion of the relatively illiquid portion of its portfolio. Conversion of the Fund to an open-end management investment company also would require the redemption of any outstanding Preferred Shares and Other Preferred Shares and could require the repayment of borrowings, which would eliminate the leveraged capital structure of the Fund with respect to the Common Shares. In the event of conversion, the Common Shares would cease to be listed on the American Stock Exchange or other national securities exchange or market system. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end management investment company. Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.

UNDERWRITING

        Subject to the terms and conditions of the purchase agreement dated                        , 2004, each underwriter named below, for which                        is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of Preferred Shares set forth opposite the name of such underwriter.

Number of Preferred Shares
Underwriter	Series A	Series B	Series C

Total

        The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions, including, without limitation, the receipt by the underwriters of customary closing certificates, opinions and other documents and the receipt by the Fund of "Aaa" and "AAA" ratings on the Preferred Shares by Moody's and Fitch, respectively, as of the time of the offering. The underwriters are obligated to purchase all the Preferred Shares if they purchase any of the Preferred Shares. In the purchase agreement, the Fund and Reaves have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the underwriters may be required to make for any of those liabilities.

        The underwriters propose to initially offer some of the Preferred Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Preferred Shares to certain dealers at the public offering price less a concession not in excess of $            per share. The sales load the Fund will pay of $            per share is equal to    % of the initial offering price of the Preferred Shares. After the initial public offering, the underwriters may change the public offering price and the concession. Investors must pay for any Preferred Shares on or before                        , 2004.

        The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.

        The Fund anticipates that the underwriters or their respective affiliates may, from time to time, act in auctions as broker-dealers and receive fees as set forth under "The Auction" and in the Statement of Additional Information.

        The principal business address of                        is                         . The principal business address of                        is                         .

        The settlement date for the purchase of the Preferred Shares will be                        , 2004, as agreed upon by the underwriters, the Fund and ALPS pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.

CUSTODIAN AND TRANSFER AGENT

        The Bank of New York is the custodian of the Fund and will maintain custody of the securities and cash of the Fund. ALPS maintains the Fund's general ledger and computes net asset value per share daily.

        The Bank of New York also serves as the transfer agent of the Fund.

LEGAL MATTERS

        Certain legal matters in connection with the Preferred Shares will be passed upon for the Fund by Mayer, Brown, Rowe & Maw LLP, Chicago, Illinois, and for the Underwriters by                        .                         may rely as to certain matters of Delaware law on the opinion of                        .

INDEPENDENT ACCOUNTANTS

        PricewaterhouseCoopers LLP are the independent accountants for the Fund and will audit the Fund's financial statements.

ADDITIONAL INFORMATION

        The prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by calling (800) 644-5571.

        Statements contained in this prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this prospectus forms a part, each such statement being qualified in all respects by such reference.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Additional Investment Information and Restrictions
Trustees and Officers
Investment Advisory and Other Services
Determination of Net Asset Value
Portfolio Trading
Additional Information Concerning the Auctions for Preferred Shares
Taxes
Other Information
Independent Accountants
Independent Auditors' Report
Statement of Assets and Liabilities
Notes to Financial Statements
APPENDIX A: Statement of Preferences of the Preferred Shares
APPENDIX B: Ratings

THE FUND'S PRIVACY POLICY

        The Fund is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. The Fund has in effect the following policy with respect to nonpublic personal information about its customers:

  •
  Only such information received from you, through application forms or otherwise, and information about your Fund transactions will be collected.

  •
  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

  •
  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

        For more information about the Fund's privacy policies call (800) 644-5571 (toll-free).

                Shares

Reaves Utility Income Fund
Preferred Shares ("Preferred Shares")
Shares, Series A
Shares, Series B
Shares, Series C
Liquidation Preference, $25,000 per share

PROSPECTUS

                       , 2004

The information in this Statement of Additional Information is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. We may not sell these securities until the registration statement is effective. This Statement of Additional Information is not a prospectus.

Subject to Completion, dated                        , 2004

STATEMENT OF ADDITIONAL INFORMATION
                       , 2004

Reaves Utility Income Fund
1625 Broadway, Suite 2200
Denver, Colorado 80202
(800) 644-5571

Additional Investment Information and Restrictions
Trustees and Officers
Investment Advisory and Other Services
Determination of Net Asset Value
Portfolio Trading
Taxes
Other Information
Independent Accountants
Independent Auditors' Report
Statement of Assets and Liabilities
Notes to Financial Statements
APPENDIX A: Statement of Preferences of Preferred Shares
APPENDIX B: Ratings

        This Statement of Additional Information ("SAI") is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the prospectus of the Reaves Utility Income Fund (the "Fund"), subject to completion, dated                        , 2004, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with such prospectus, a copy of which may be obtained without charge by contacting your financial intermediary or calling the Fund at (800) 644-5571. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov).

        The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information, which is not a prospectus, is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

        Capitalized terms used but not defined in this Statement of Additional Information have the same meanings ascribed to them in the prospectus or the Statement of Preferences of Preferred Shares (the "Statement") attached hereto as Appendix A.

i

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

        Primary investment strategies are described in the prospectus. The following is a description of the various investment policies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. Reaves may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help to achieve the Fund's investment objectives.

Equity Investments

        The Fund invests primarily in dividend-paying common stocks and preferred stocks, warrants and other securities and instruments. The Fund may also invest in debt securities if deemed advisable by Reaves to increase income and total return or to reduce risk.

Derivative Instruments

        Derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) may be purchased or sold to enhance return (which may be considered speculative), to hedge against fluctuations in securities prices, market conditions or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. Such transactions may be in the U.S. or abroad and may include the purchase or sale of futures contracts on indices and options on stock index futures, the purchase of put options and the sale of call options on securities held, equity swaps and the purchase and sale of currency futures and forward foreign currency exchange contracts. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments' prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before than can be profitably exercised. Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility. Over-the-counter ("OTC") derivative instruments, equity swaps and forward sales of stocks involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the Securities and Exchange Commission takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. There can be no assurance that the use of derivative instruments will be advantageous.

        Foreign exchange traded futures contracts and options thereon may be used only if Reaves determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.

2

        A put option on a security may be written only if Reaves intends to acquire the security. Call options written on securities will be covered by ownership of the securities subject to the call option or an offsetting option.

Corporate Bonds And Other Debt Securities

        The Fund may invest in corporate bonds, including below investment grade quality bonds, commonly known as "junk bonds" ("Non-Investment Grade Bonds"). Investments in Non-Investment Grade Bonds generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Non-Investment Grade Bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of higher quality securities.

        Non-Investment Grade Bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in Non-Investment Grade Bond prices because the advent of recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of Non-Investment Grade Bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of Non-Investment Grade Bonds structured as zero-coupon, step-up or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. Reaves seeks to reduce these risks through diversification, credit analysis and attention to current developments in both the economy and financial markets.

        The secondary market on which Non-Investment Grade Bonds are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the net asset value of the Shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of Non-Investment Grade Bonds, especially in a thinly traded market. When secondary markets for Non-Investment Grade Bonds are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is no reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling these securities. The Fund will be more dependent on Reaves' research and analysis when investing in Non-Investment Grade Bonds. Reaves seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rate and market conditions.

        A general description of the ratings of securities by S&P, Fitch and Moody's is set forth in Appendix A to this SAI. Such ratings represent these rating organizations' opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating Non-Investment Grade Bonds can involve certain risks. For example, credit ratings evaluate the safety or principal and interest payments, not the market value risk of Non-Investment Grade Bonds. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

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Reaves does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

        In the event that a rating agency or Reaves downgrades its assessment of the credit characteristics of a particular issue, the Fund is not required to dispose of such security. In determining whether to retain or sell a downgraded security, Reaves may consider such factors as Reaves' assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of high quality debt securities.

Short Sales

        The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly-acquired stock.

        The ability to use short sales against-the-box, certain equity swaps and certain equity collar strategies as a tax-efficient management technique with respect to holdings of appreciated securities is limited to circumstances in which the hedging transaction is closed out within thirty days of the end of the Fund's taxable year and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed. Not meeting these requirements would trigger the recognition of gain on the underlying appreciated securities position under the federal tax laws applicable to constructive sales.

        Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Fund reserves the right to utilize short sales, Reaves is under no obligation to utilize short sales at all.

Temporary Investments

        The Fund will invest temporarily in cash, money market funds or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, certificates of deposit, short-term notes and short-term U.S. Government obligations.

Foreign Securities

        Under normal circumstances the Fund may invest in securities of issuers located in countries other than the United States and may invest in such foreign securities without limitation. The Fund generally will not invest in issuers located in emerging market countries. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign securities).

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        Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries. Moreover, individual foreign economics may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

        The Fund may purchase American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs, EDRs and GDRs are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-though voting or other shareholder rights, and they may be less liquid.

Investment Restrictions

        The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy the Fund may not:

  (1)
  Borrow money, except as permitted by the 1940 Act. The 1940 Act currently requires that any indebtedness incurred by a closed-end investment company have an asset coverage of at least 300%;

  (2)
  Issue senior securities, as defined in the 1940 Act, other than (a) Preferred Shares or Other Preferred Shares that immediately after issuance will have asset coverage of at least 200%, (b) indebtedness which immediately after issuance will have asset coverage of at least 300% or (c) the borrowings permitted by investment restriction (1) above. The 1940 Act currently defines "senior security" as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the foregoing asset coverage provisions are excluded from the general 1940 Act prohibition on the issuance of senior securities;

5

  (3)
  Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

  (4)
  Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act in selling or disposing of a portfolio investment;

  (5)
  Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies, (b) entering into repurchase agreements and (c) lending its portfolio securities;

  (6)
  Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities; and

  (7)
  Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currencies, interest or other financial instruments.

        The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings.

        The Fund has adopted the following nonfundamental investment policy which may be changed by the Board of Trustees without approval of the Fund's shareholders. As a matter of nonfundamental policy, the Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

        The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act and the rules thereunder. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund's shareholders indirectly bear the Fund's proportionate share of the fees and expenses paid by the shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund's own operations.

        Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other assets or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by Reaves if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

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TRUSTEES AND OFFICERS

        The Trustees of the Fund are responsible for the overall management and supervision of the affairs of the Fund. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act.

INTERESTED TRUSTEES AND OFFICERS

Name, Address & Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years* and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
W. Robert Alexander, age 76, 1625 Broadway, Suite 2200 Denver, Colorado 80202	Trustee and Chairman	Less than three months.	Mr. Alexander is the Chief Executive Officer and Chairman of ALPS. Mr. Alexander was Vice Chairman of First Interstate Bank of Denver, responsible for Trust, Private Banking, Retail Banking, Cash Management Services and Marketing. Mr. Alexander is currently a member of the Board of Trustees of the Hunter and Hughes Trusts as well as Financial Investors Trust and Financial Investors Variable Insurance Trust. Because of his affiliation with ALPS, Mr. Alexander is considered an "interested" Trustee of the Fund.	1
Edmund J. Burke, age 43 1625 Broadway, Suite 2200 Denver, Colorado 80202	President	Less than three months.
			Mr. Burke is President and a Director of ALPS. Mr. Burke joined ALPS in 1991 as Vice President and National Sales Manager. Because of his position with ALPS, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act.
Jeremy O. May, age 34, 1625 Broadway, Suite 2200 Denver, Colorado 80202	Treasurer	Less than three months.
			Mr. May is Senior Vice President and a Director of ALPS. Mr. May joined ALPS in 1995 as a Controller. Because of his position with ALPS, Mr. May is deemed an affiliate under the 1940 Act. Mr. May is currently the Treasurer of Financial Investors Trust, Financial Investors Variable Insurance Trust and First Funds.
Everett L. Morris, age 75 1625 Broadway, Suite 2200 Denver, CO 80202	Trustee	Less than three months.	Mr. Morris was a Vice President and Director of Reaves from 1993 to 2003. Mr. Morris is currently a Director/Trustee of the Phoenix Funds, a Director of the Duff & Phelps Utilities Tax-Free Income Fund, and a Director of the Duff & Phelps Utilities Income Fund.	1

7

Traci A. Thelen, age 31 1625 Broadway, Suite 2200 Denver, Colorado 80202	Secretary	Less than three months.
Ms. Thelen is the General Counsel of ALPS. Ms. Thelen joined ALPS in October 1999 as Associate Counsel. Because of her position with ALPS, Ms. Thelen is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Thelen is currently the Secretary of Financial Investors Trust, Financial Investors Variable Insurance Trust, First Funds and Westcore Trust.

INDEPENDENT TRUSTEES

Name, Address & Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years* and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Mary K. Anstine, age 63 1625 Broadway, Suite 2200 Denver, CO 80202	Trustee	Less than three months.	Ms. Anstine is the President/ Chief Executive Officer of HealthONE, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also a Trustee/Director of the following: Denver Area Council of the Boy Scouts of America; Colorado Uplift Board; AV Hunter Trust; P/SL Auxiliary Board; Financial Investors Trust; Financial Investors Variable Trust; and a member of the Advisory Boards for the Girl Scouts Mile Hi Council. Ms. Anstine was a Director of: the Northern Trust Bank of Colorado from February 1998 until February 2002; HealthONE; a member of the American Bankers Association Trust Executive Committee; and Director of the Center for Dispute Resolution.	1
Michael F. Holland, age 59 375 Park Avenue New York, NY 10152	Trustee	Less than three months.	Mr. Holland is Chairman of Holland & Company. Mr. Holland is currently a Director and Chairman of the Board, President and Treasurer of the Holland Series Fund, Inc. Mr. Holland is also a Trustee of State Street Master Funds, Vanguard Charitable Endowment Program, and the China Fund, Inc.	1
Robert E. Lee, age 68 10510 Lakeview Drive Hayden Lake, Idaho 83835	Trustee	Less than three months.	Mr. Lee was a commercial bank executive of First Interstate Bank of Denver from 1980 through 1989. He is currently a Director of the following: Storage Technology Corporation; ING Financial Services—North America; Meredith Corporation; and Emeritus Executive Director—The Denver Foundation. Mr. Lee is also a Trustee of Financial Investors Trust and Financial Investors Variable Insurance Trust.	1

8

Larry W. Papasan, age 62 2670 Union Avenue Suite 700 Memphis, TN 38112	Trustee	Less than three months.
			Mr. Papasan is the former Chairman of Smith & Nephew, Inc. (orthopedic extended division). Mr. Papasan is a former Director of First American National Bank of Memphis and The West Tennessee Board of First American National Bank (1988-1991) and was President of Memphis Light Gas and Water Division of the city of Memphis (1984-1991). Mr. Papasan is a member of the Board of the Plough Foundation, a non-profit trust, a Trustee of First Funds, a mutual fund complex, and a Trustee of Smith Seckman Reid, Inc., an engineering services company. Mr. Papasan is also Chairman of the Board of the University of Memphis Board of Visitors and Foundation, Chairman of the Board of LeBonheur Children's Hospital Foundation, President of the Board of the Biblical Resource Center and Museum, and a Board Member of the Memphis Biotechnology Group, a non-profit organization.	1

*
Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

        The Audit Committee of the Board of Trustees ("Audit Committee") is comprised of the noninterested Trustees. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls of the Fund, and certain service providers.

        The noninterested Trustees meet separately to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Fund, including investment advisory, administrative, transfer agency, custodial and distribution services, and (ii) all other matters in which Reaves, ALPS, or either of their respective affiliates has any actual or potential conflict of interest with the Fund.

        As of the date of this SAI, the Audit Committee and non-interested members of the Board of Trustees had each held one meeting.

        When considering approval of the Investment Advisory and Management Agreement (the "Advisory Agreement") between the Fund and Reaves, the Board of Trustees considered, among other things, the following:

  •
  The economic outlook and the general investment outlook in the relevant investment markets;

  •
  The history, investment process and procedures, results and financial condition and the overall organization of Reaves;

  •
  Arrangements regarding the distribution of Fund shares;

  •
  The procedures used to determine the fair value of the Fund's assets;

  •
  The allocation of brokerage, including allocations to soft dollar brokerage and allocations to firms that sell Fund shares;

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  •
  Information on the relevant peer group(s) of funds;

  •
  The economic outlook and the general investment outlook in the relevant investment markets;

  •
  Investment management staffing;

  •
  Operating expenses (including transfer agency expenses) to be paid to third parties; and

  •
  Information to be provided to investors, including the Fund's shareholders.

        The Board of Trustees and noninterested Trustees did not consider any single factor as controlling in determining whether or not to approve the Advisory Agreement. Nor are the items described herein all encompassing of the matters considered.

        Based on their consideration of all factors that they deemed material, the Board of Trustees, and the noninterested Trustees voting separately as a group, assisted by the advice of its independent counsel, each concluded that the approval of the Advisory Agreement, including the fee structure (described herein) is in the interests of shareholders.

Share Ownership

        Set forth in the table below is the dollar range of equity securities owned by each Trustee as of the date of this Statement of Additional Information in the Fund:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
W. Robert Alexander	none	none
Mary K. Anstine	none	none
Michael F. Holland	none	none
Robert E. Lee	none	none
Everett L. Morris	none	none
Larry W. Papasan	none	none

Compensation of Officers and Trustees

        The Fund pays no salaries or compensation to any of its interested Trustees or Officers. The noninterested Trustees of the Fund receive a quarterly retainer of $3,500 and an additional $1,500 for attending each meeting of the Board of Trustees. The noninterested Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board of Trustees.

        The following table sets forth certain information regarding the estimated compensation of the Fund's noninterested Trustees for the calendar year ending December 31, 2004.

	Aggregate Compensation From The trust	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Trust And Fund Complex Paid To Trustees
Mary K. Anstine, Trustee	$	$0	$0	$
Michael F. Holland, Trustee	$	$0	$0	$
Robert E. Lee, Trustee	$	$0	$0	$
Larry W. Papasan, Trustee	$	$0	$0	$

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Code of Ethics

        Reaves and the Fund have adopted a code of ethics governing personal securities transactions. Under the code of ethics, Reaves employees may purchase and sell securities (including securities held or eligible for purchase by the Fund) subject to certain pre-clearance and reporting requirements and other procedures.

        The code of ethics can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the Securities and Exchange Commission's Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing the Securities and Exchange Commission's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

Proxy Voting Policy

        Subject to the right of a majority of the Fund's disinterested Trustees to give Reaves written instructions as to the voting or non-voting of proxies on any specific matter, including a matter presenting an actual or potential conflict of interest as described below, the Fund has delegated the voting of proxies with respect to securities owned by it to Reaves. In the absence of such written instructions, Reaves will vote proxies in a manner that it deems to be in the best interests of the Fund. Reaves will consider only those factors that relate to the Fund's investment in the securities to be voted, including how the vote will economically impact and affect the value of the Fund's investment in such securities (keeping in mind that, after conducting an appropriate cost/benefit analysis, not voting at all on a particular matter may be in the best interest of the Fund). In general, Reaves believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

        Reaves will generally vote to support management recommendations relating to routine matters such as the election of directors (where no corporate governance issues are implicated), the selection of independent auditors, an increase in or reclassification of common stock, the addition or amendment of indemnification provisions in the company's charter or by-laws, changes in the board of directors and compensation of outside directors. Reaves will generally vote in favor of management or shareholder proposals that Reaves believes will maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the company's board of directors and management and maintain or increase the rights of shareholders.

        On non-routine matters, Reaves will generally vote in favor of management proposals for merger or reorganization if the transaction appears to offer fair value, against shareholder proposals that consider only non-financial impacts of mergers or reorganizations and against anti-greenmail provisions.

        If a proxy includes a routine matter that implicates corporate governance changes, a non-routine matter to which none of the specific policies described above is applicable or a matter involving an actual or potential conflict of interest as described below, Reaves may engage an independent third party to determine whether and how the proxy should be voted.

        In exercising its voting discretion, Reaves and its employees will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving Reaves (or an affiliate of Reaves), any issuer of a security for which Reaves (or an affiliate of Reaves) acts as sponsor, advisor, manager, custodian, distributor, underwriter, broker or other similar capacity or any person with whom Reaves (or an affiliate of Reaves) has an existing material contract or business relationship not entered into in the ordinary course of business (Reaves and such other persons having an interest in the matter being called "Interested Persons"), Reaves will make written disclosure of the conflict to the disinterested Trustees of the Fund indicating how Reaves proposes to vote on the matter

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and its reasons for doing so. If Reaves does not receive timely written instructions as to voting or non-voting on the matter from the Fund's disinterested Trustees, Reaves may take any of the following actions which it deems to be in the best interests of the Fund: (i) engage an independent third party to determine whether and how the proxy should be voted and vote or refrain from voting on the matter as determined by the third party; (ii) vote on the matter in the manner proposed to the disinterested Trustees if the vote is against the interests of all Interested Persons; or (iii) refrain from voting on the matter.

INVESTMENT ADVISORY AND OTHER SERVICES

        Reaves has been managing assets of investment companies since 1993. Reaves maintains a staff of experienced investment professionals to service the needs of its clients.

        Except as provided in the Administration, Bookkeeping and Pricing Services Agreement, the Fund will be responsible for all of its costs and expenses not expressly stated to be payable by Reaves under the Advisory Agreement or ALPS under the Administration, Bookkeeping and Pricing Services Agreement. Such costs and expenses to be borne by the Fund include, without limitation: advisory fees, administration fees, trustees' fees, portfolio transaction expenses, litigation expenses, taxes, costs of Preferred Shares and Other Preferred Shares, expenses of conducting repurchase offers for the purpose of repurchasing Fund shares and extraordinary expenses.

        The Advisory Agreement with Reaves continues in effect to February 23, 2006, and from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Fund or of Reaves cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees or by vote of a majority of the outstanding Shares of the Fund. The agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Trustees of the Fund or Reaves, as applicable, or by vote of the majority of the outstanding shares of the Fund. The agreement will terminate automatically in the event of its assignment. The agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund under such agreements on the part of Reaves, or a loss resulting from a breach of fiduciary duty by Reaves with respect to the receipt of compensation for services (in which case damages shall be limited by the 1940 Act), Reaves shall not be liable to the Fund or any shareholder for any loss incurred, to the extent not covered by insurance.

        Reaves is an employee-owned corporation organized under the laws of Delaware. It is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. As of December 31, 2003, Reaves had approximately $900 million in assets under management.

Investment Advisory Services

        Under the general supervision of the Board of Trustees, Reaves will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. Reaves will furnish to the Fund investment advice and provide related office facilities and personnel for servicing the investments of the Fund. Reaves will compensate all Trustees and officers of the Fund who are members of the Reaves organization and who render investment services to the Fund, and will also compensate all other Reaves personnel who provide research and investment services to the Fund.

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Administrative Services

        Under the Administration, Bookkeeping and Pricing Services Agreement, ALPS Mutual Funds Services, Inc. ("ALPS") is responsible for generally managing the business affairs of the Fund, subject to the supervision of the Board of Trustees. ALPS will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. ALPS will compensate all Trustees and officers of the Fund who are members of the ALPS organization and who render services to the Fund, and will also compensate all other ALPS personnel who perform management and administrative services for the Fund. ALPS' administrative services include, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Trustees and shareholders' meetings, providing services in connection with repurchase offers, if any, and other administrative services necessary to conduct the Fund's business. Under the Administration, Bookkeeping and Pricing Services Agreement, ALPS is also obligated to pay all expenses incurred by the Fund, with the exception of advisory fees, portfolio transaction expenses, trustees' fees, litigation expenses, taxes, costs of Preferred Shares and Other Preferred Shares, expenses of conducting repurchase offers for the purpose of repurchasing Fund shares and extraordinary expenses.

DETERMINATION OF NET ASSET VALUE

        The net asset value per share of the Fund is determined no less frequently then daily, on such days that the American Stock Exchange is open for trading, as of the close of regular trading on the American Stock Exchange (normally 4:00 p.m. New York Time).

        The Trustees of the Fund have established the following procedures for fair valuation of the Fund's assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded (such prices may not be used, however, where an active over-the-counter market in an exchange listed security better reflects current market value). Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. An option is valued at the last sale price as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, at the mean between the last bid and asked prices.

        The Valuation Committee may implement new pricing methodologies or expand mark-to-market valuation of debt securities whose market prices are not readily available in the future, which may result in a change in the Fund's net asset value per share. The Fund's net asset value per share will also be affected by fair value pricing decisions and by changes in the market for such debt securities. The Fund has adopted Fair Valuation Procedures to determine the fair value of a debt security. These Fair Valuation Procedures consider relevant factors, data, and information, including: (i) the characteristics of and fundamental analytical data relating to the debt security, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the debt security, the terms and conditions of the debt security and any related agreements, and the position of the debt security in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the debt security, including price quotations for and trading in the debt security and interests in similar debt security and the market environment and investor attitudes towards the debt security and interests in similar debt securities; (v) the experience, reputation, stability and financial condition of the Agent and any intermediate participants in the debt

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security and (vi) general economic and market conditions affecting the fair value of the debt security. The fair value of each debt security is reviewed and approved by the Valuation Committee and the Fund's Trustees.

        Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. OTC options are valued at the mean between the bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Short-term obligations having remaining maturities of less than 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. Securities for which there is no such quotation or valuation and all other assets are valued at fair value as determined in good faith by or at the direction of the Fund's Trustees.

        All other securities are valued at fair value as determined in good faith by or at the direction of the Trustees.

        Generally, trading in the foreign securities owned by the Fund is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Fund generally are computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value (unless the Fund deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation). Foreign securities and currency held by the Fund will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations supplied by an independent quotation service.

PORTFOLIO TRADING

        Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by Reaves. Reaves is also responsible for the execution of transactions for all other accounts managed by it. Reaves places the portfolio security transactions of the Fund and of all other accounts managed by it for execution with many firms. While Reaves, as a registered broker-dealer, regularly acts as executing broker in equity securities transactions for other clients, it generally will not act as executing broker for the Fund. Whether Reaves acts as executing broker or places transactions for execution with other firms, Reaves uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, Reaves will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services, the value of the brokerage and research services provided, the responsiveness of the firm to Reaves, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.

        Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular

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broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the- counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer.

        Fixed income obligations which may be purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers or banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuers of such obligations. The Fund may also purchase fixed income and other securities from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters.

        Although spreads or commissions paid on portfolio security transactions will, in the judgment of Reaves, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of Reaves' clients in part for providing brokerage and research services to Reaves.

        As authorized in Section 28(e) of the Securities Exchange Act of 1934, as amended, a broker or dealer who executes a portfolio transaction on behalf of the Fund may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. Reaves generally does not use brokers or dealers that provide additional brokerage or research services but charge commissions in excess of other brokers or dealers (soft dollar arrangements), but may if it determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of that particular transaction or on the basis of overall responsibilities which Reaves and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, Reaves will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

        It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Reaves receives Research Services from many broker-dealer firms with which Reaves places the Fund's transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities market, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by Reaves in connection with client accounts other than

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those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to Reaves in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Fund is not reduced because Reaves receives such Research Services. Reaves evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which Reaves believes are useful or of value to it in rendering investment advisory services to its clients.

        The Fund and Reaves may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by Reaves in connection with its investment responsibilities. The investment companies sponsored by Reaves or its affiliates may allocate trades in such offerings to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including Reaves, to such companies. Such companies may also pay cash for such information.

        Subject to the requirement that Reaves shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, Reaves is authorized to consider as a factor in the selection of any broker-dealer firm with whom portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by Reaves. This policy is not inconsistent with a rule of NASD, which provides that no firm which is a member of the NASD shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

        Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by Reaves or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, Reaves will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. Additionally, trades executed by different firms, including Reaves, will not be aggregated and allocated as to price; thus, there may be instances where the Fund does not pay or receive the same price as other investment accounts managed by Reaves. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Fund that the benefits received from Reaves' organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR PREFERRED SHARES

General

        The Depository Trust Company ("DTC") will act as the Securities Depository with respect to the Preferred Shares. One certificate for all of the shares of each series will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of the Preferred Shares contained in the Statement. The Fund will also issue stop-transfer instructions to the transfer agent for the Preferred Shares. Prior to the commencement of the right of holders of the Preferred Shares to elect a majority of the Fund's Directors, as described under "Description of the Preferred Shares—Voting Rights" in the prospectus, Cede & Co. will be the holder of record of the Preferred

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Shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

        DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in Preferred Shares, whether for its own account or as a nominee for another person.

Concerning the Auction Agent

        The auction agent (the "Auction Agent") will act as agent for the Fund in connection with the auctions of the Preferred Shares (the "Auctions"). In the absence of willful misconduct or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Fund and the Auction Agent and will not be liable for any error of judgment made in good faith unless the Auction Agent was grossly negligent in ascertaining the pertinent facts.

        The Auction Agent may conclusively rely upon, as evidence of the identities of the holders of the Preferred Shares, the Auction Agent's registry of holders, and the results of Auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auction—Secondary Market Trading and Transfers of Preferred Shares" in the prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the business day preceding such Auction.

        The Auction Agent may terminate its auction agency agreement with the Fund upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund has entered into such an agreement with a successor Auction Agent.

Broker-Dealers

        The Auction Agent after each Auction for the Preferred Shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any auction immediately preceding the dividend period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealer in the case of any Auction immediately preceding a dividend period of one year or longer, of the purchase price of the Preferred Shares placed by such Broker-Dealer at such auction. For the purposes of the preceding sentence, the Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the Auction or (ii) a submitted bid of a potential bidder that resulted in the potential holder purchasing such shares as a result of the auction or (iii) a valid hold order.

        The Fund may request the Auction Agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.

        The Broker-Dealer agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may no longer submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit orders in

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Auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any Auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that Auction.

TAXES

        The Fund has elected to be treated and intends to continue to qualify each year as a regulated investment company under the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses and (iii) distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its regulated investment company status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a regulated investment company and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

        Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a non-deductible 4% federal excise tax at the Fund level. In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, plus (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the nondeductible 4% federal excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement. Under current law, provided that the Fund qualifies as a regulated investment company for federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in the state of Delaware.

        If the Fund does not qualify as a regulated investment company for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally will be eligible (i) for the dividends received deduction in the case

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of corporate shareholders and (ii) for treatment as "qualified dividends" in the case of individual shareholders. In addition, in order to requalify for taxation as a regulated investment company, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. The Fund's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

        Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of the Fund's taking certain positions in connection with ownership of such distressed securities.

        Any recognized gain or income attributable to market discount on long-term debt obligations (i.e., obligations with a term of more than one year except to the extent of a portion of the discount attributable to original issue discount) purchased by the Fund is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

        The Fund's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of securities held by the Fund, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund may be required to limit its activities in options and futures contracts in order to enable it to maintain its regulated investment company status.

        The Fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

        Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Common Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

        If the Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund

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may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

        Based, in part, on a lack of present intention on the part of the Fund to redeem the Preferred Shares at any time in the future, the Fund intends to take the position that under present law the Preferred Shares will constitute stock of the Fund, and distributions by the Fund with respect to its Preferred Shares (other than distributions in redemption of Preferred Shares that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of the Fund's current and accumulated earnings and profits as calculated for federal income tax purposes. It is possible, however, that the IRS might take a contrary position, asserting, for example, that the Preferred Shares constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions by the Fund to holders of Preferred Shares would constitute interest, whether or not they exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income.

        Distributions from the Fund generally will be taxable to Shareholders as dividend income to the extent derived from investment income and net short-term capital gains, as described below. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends ("Capital Gain Dividends") will be taxable to Shareholders as long-term capital gain, regardless of how long a Shareholder has held the shares in the Fund.

        Under the "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), certain income distributions properly designated and paid by the Fund to individual taxpayers are taxed at rates equal to those applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the Shareholder and the dividends are attributable to qualified dividends received by the Fund itself. For this purpose, "qualified dividends" means dividends received by the Fund from United States corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by the Fund from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning after December 31, 2002 and beginning before January 1, 2009. Thereafter, the Fund's dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislature action is taken.

        A dividend will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or more than 90 days during the associated 181-day period, in the case of dividends attributable to periods in excess of 266 days paid with respect to preferred stock), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Distributions of income by the Fund other than qualified dividend income and distributions of net realized short-term gains (on stocks held for one year or less) are taxed as ordinary income, at rates currently up to 35%.

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        The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

        We cannot assure you as to what percentage of the dividends paid on the AMPS, if any, will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.

        Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset). For non-corporate taxpayers, under the Tax Act, investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum rate of 15%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%. For purposes of determining whether distributions are out of the Fund's current or accumulated earnings and profits, the Fund's earnings and profits will be allocated first to the Fund's AMPS and then to the Fund's Common Shares.

        The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. Long-term capital gain rates applicable to individuals have been reduced, in general, to 15% (or 5% for individuals in the 10% or 15% rate brackets); however, such rates are set to expire after December 31, 2008 absent further regulation. Any loss realized upon the sale or exchange of Fund shares with a holding period of 6 months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquires other substantially identical shares (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

        Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

        Shareholders may be entitled to offset their capital gain dividends with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders with capital loss are urged to consult their tax advisers.

        Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax)

21

during such taxable year. In such case, Shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

        Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS") as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the gross proceeds of sales of shares, at a rate equal to the fourth highest rate of tax applicable to a single individual (currently 28%). An individual's TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a Shareholder may be refunded or credited against such Shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

        Under Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

        The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

        The Fund will inform Shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS has taken the position that if a regulated investment company has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than that class's proportionate share of particular types of income for that year, including ordinary income and net capital gain. A class's proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the regulated investment company during that year to the class. By reason of this rule, the Fund is required to designate a portion of its net capital gain, qualified dividend income and dividends qualifying for the dividends received deduction, if any, to holders of Common Shares and of Preferred Shares.

        Although the matter is not free from doubt, due to the absence of direct regulatory or judicial authority, under current law the manner in which the Fund intends to allocate items of ordinary income and net capital gain among the Fund's Common Shares and Preferred Shares is likely to be respected for federal income tax purposes. It is possible that the IRS could disagree with counsel's opinion and attempt to reallocate the Fund's net capital gain or other taxable income.

State And Local Taxes

        Shareholders should consult their own tax advisers as to the state or local tax consequences of investing in the Fund.

22

OTHER INFORMATION

        The Fund is an organization of the type commonly known as a "Delaware statutory trust." Under Delaware law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Agreement and Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Fund property or the acts, obligations or affairs of the Fund. The Agreement and Declaration of Trust also provides for indemnification out of the Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations. The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

        The Agreement and Declaration of Trust provides that the Trustees will not be liable for actions taken in good faith in the reasonable belief that such actions were in the best interests of the Fund or, in the case of any criminal proceeding, as to which a Trustee did not have reasonable cause to believe that such actions were unlawful; but nothing in the Agreement and Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

        The Agreement and Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund's custodian or by votes cast at a meeting called for that purpose.

        The Fund's prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its Rules and Regulations.

INDEPENDENT ACCOUNTANTS

        PricewaterhouseCoopers LLP are the independent accountants for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

23

REPORT OF INDEPENDENT AUDITORS

To the Trustees and Shareholder of Reaves Utility Income Fund

        In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Reaves Utility Income Fund (the "Fund") at February 23, 2004, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

February 23, 2004
Denver, Colorado

24

REAVES UTILITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

February 23, 2004

ASSETS:
Cash	$100,000
LIABILITIES

NET ASSETS	$100,000

COMPONENTS OF NET ASSETS:
Paid in capital	$100,000

NET ASSETS	$100,000

Shares of beneficial interest outstanding, no par value, unlimited shares authorized	5,235.602

Net asset value per investor share	$19.10

See accompanying notes to statement of assets and liabilities.

25

REAVES UTILITY INCOME FUND

NOTES TO STATEMENT OF ASSETS AND LIABILITIES

NOTE 1—ORGANIZATION AND REGISTRATION

        Reaves Utility Income Fund is a closed-end management investment company (the "Fund") that was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003. The Fund is a non-diversified series with an investment objective to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Agreement and Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest.

        On February 12, 2004, ALPS Distributors, Inc. ("ADI") purchased 5,235.602 shares of beneficial interest in the Fund at a net asset value of $19.10 per share.

        ALPS Mutual Funds Services, Inc. ("ALPS"), the Fund's Administrator, has agreed to pay all organizational expenses and to pay all offering costs (other than sales load) that exceed $.04 per Common Share.

NOTE 2—Significant Accounting Policies

        The Fund's financial statement is prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

NOTE 3—INVESTMENT ADVISORY AND OTHER AGREEMENTS

        W.H. Reaves & Co., Inc. ("Reaves") will serve as the Fund's investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Reaves receives an annual investment advisory fee of .575% based on the Fund's average daily total assets. The Fund's Board of Trustees approved the Investment Advisory Agreement at its February 20, 2004 meeting.

26

REAVES UTILITY INCOME FUND
UNAUDITED SEMI-ANNUAL FINANCIAL STATEMENTS

To be filed by amendment.

27

APPENDIX A
STATEMENT OF PREFERENCES OF PREFERRED SHARES

        To be filed by amendment.

A-1

APPENDIX B
RATINGS

MOODY'S INVESTORS SERVICE, INC.

Long-Term Debt Securities and Preferred Stock Ratings

        AAA:    Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        AA:    Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

        A:    Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        BAA:    Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds and preferred stock lack outstanding investment characteristics and in fact have speculative characteristics as well.

        BA:    Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B:    Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        CAA:    Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        CA:    Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C:    Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund's fiscal year end.

        Absence of Rating:    Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

        Should no rating be assigned, the reason may be one of the following:

  1.
  An application for rating was not received or accepted.

  2.
  The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

  3.
  There is a lack of essential data pertaining to the issue or issuer.

  4.
  The issue was privately placed, in which case the rating is not published in Moody's publications.

        Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

        Note:    Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Debt Securities Ratings

        Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

        Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

        PRIME-1:    Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

        PRIME-2:    Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        PRIME-3:    Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

        NOT PRIME:    Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS GROUP

Investment Grade

        AAA:    Debt and preferred stock rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

        AA:    Debt rated AA have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

        A:    Debt and preferred stock rated A have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

        BBB:    Debt and preferred stock rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

        Debt and preferred stock rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

        BB:    Debt and preferred stock rated BB have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

        B:    Debt and preferred stock rated B have a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

        CCC:    Debt and preferred stock rated CCC have a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

        CC:    The rating CC is typically applied to debt subordinated to senior debt and preferred stock which is assigned an actual or implied CCC debt rating.

        C:    The rating C is typically applied to debt subordinated to senior debt and preferred stock which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

        C1:    The Rating C1 is reserved for income bonds on which no interest is being paid.

        D:    Debt and preferred stock rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

        The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

        PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        P:    The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

        L:    The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

        NR:    NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Commercial Paper Rating Definitions

        A S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

        A-1:    A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

        A-2:    A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        A-3:    A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        B:    A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        C:    A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

        D:    A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

FITCH RATINGS

Investment Grade Ratings

        AAA:    Bonds and preferred stocks are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

        AA:    Bonds and preferred stocks are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

        A:    Bonds and preferred stocks are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

        BBB:    Bonds and preferred stocks are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Below Investment Grade Ratings

        BB:    Bonds and preferred stocks are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

        B:    Bonds and preferred stocks are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

        CCC:    Bonds and preferred stocks have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

        CC:    Bonds and preferred stocks are minimally protected. Default in payment of interest and/or principal seems probable over time.

        C:    Bonds and preferred stocks are in imminent default in payment of interest or principal.

        DDD, DD AND D:    Bonds and preferred stocks are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.

        PLUS (+) OR MINUS (-):    The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

        NR:    Indicates that Fitch does not rate the specific issue.

        CONDITIONAL:    A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Investment Grade Short-Term Ratings

        Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

        F-1+:    Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

        F-1:    Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.

        F-2:    Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the 'F-1+' and 'F-1' categories.

        F-3:    Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

* * * * * * * *

        Notes:    Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Fund is dependent on the Adviser's judgment, analysis and experience in the evaluation of such bonds.

        Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(1)
Financial Statements

  Included in Part A:

    Financial Highlights.

  Included in Part B:

    Independent Auditors' Report

    Statement of Assets and Liabilities

    Statement of Operations

    Notes to Financial Statements

(2)
Exhibits

(a)
Agreement and Declaration of Trust(1)

(b)
Bylaws(2)

(c)
Not applicable

(d)
(1)
Statement of Preferences of Preferred Shares. Filed herein as Appendix A to the Statement of Additional Information*

(2)
Form of Certificate for Series A Preferred Shares*

(3)
Form of Certificate for Series B Preferred Shares*

(4)
Form of Certificate for Series C Preferred Shares*

(e)
Not Applicable

(f)
Not applicable

(g)
Investment Advisory and Management Agreement

(h)
Form of Underwriting Agreement*

(i)
Not applicable

(j)
Custody Agreement

(k)
(1)
Stock Transfer Agency Agreement

(2)
Administration, Bookkeeping and Pricing Services Agreement

(3)
Not applicable

(2)
Not applicable

(3)
Form of Auction Agreement between Registrant and the Auction Agent*

(4)
Form of Broker-Dealer Agreement as to Registrant's Preferred Shares*

(l)
Opinion and Consent of Mayer, Brown, Rowe & Maw LLP dated                        , 2004*

(m)
Not applicable

  (n)
  Consent of PricewaterhouseCoopers LLP dated April 29, 2004

  (o)
  Not applicable

  (p)
  Initial Subscription Agreement

  (q)
  Not applicable

  (r)
  (1)
  Code of Ethics of the Fund(3)

  (2)
  Code of Ethics of the Adviser(4)

  (3)
  Code of Ethics of the Principal Executive and Financial Officers of the Fund dated February 20, 2004(5)

*
To be filed by amendment.

(1)
Incorporated by reference to Exhibit (a) of the Fund's registration statement on Form N-2 filed with the SEC on October 22, 2003.

(2)
Incorporated by reference to Exhibit (b) of the Fund's registration statement on Form N-2 filed with the SEC on October 22, 2003.

(3)
Incorporated by reference to Exhibit (r)(1) of the Fund's registration statement on Form N-2 filed with the SEC on February 24, 2003.

(4)
Incorporated by reference to Exhibit (r)(2) of the Fund's registration statement on Form N-2 filed with the SEC on February 24, 2003.

(5)
Incorporated by reference to Exhibit (r)(3) of the Fund's registration statement on Form N-2 filed with the SEC on February 24, 2003.

Item 25. Marketing Arrangements

        See Form of Underwriting Agreement filed herewith.

Item 26. Other Expenses of Issuance and Distribution

        The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees
National Association of Securities Dealers, Inc. Fees
American Stock Exchange Fees
Printing (Other than Certificates)
Engraving and Printing Certificates
Accounting Fees and Expenses
Legal Fees and Expenses
Miscellaneous

Total

Item 27. Persons Controlled by or Under Common Control With Registrant

        None.

Item 28. Number of Holders of Securities

        Set forth below is the number of record holders as of            , 2004, of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Common Shares of Beneficial Interest
Series A Preferred Shares
Series B Preferred Shares
Series C Preferred Shares

Item 29. Indemnification

Article IV of the Registrant's Agreement and Declaration of Trust provides as follows:

4.1
No Personal Liability of Shareholders, Trustees, etc.    No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the general corporation law of the State of Delaware. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability.

4.2
Mandatory Indemnification.    (a) The Trust shall indemnify the Trustees and officers of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise (other than, except as authorized by the Trustees, as the plaintiff or complainant) or with which he may be or may have been threatened, while acting in any capacity set forth above in this Section 4.2 by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (negligence in the case of Affiliated Indemnitees), or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the Trustees.

(b)
Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (ii) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion conclude that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

  (c)
  The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (1) the indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

  (d)
  The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

  (e)
  Notwithstanding the foregoing, subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify Persons providing services to the Trust to the full extent provided by law provided that such indemnification has been approved by a majority of the Trustees.

4.3
No Duty of Investigation; Notice in Trust Instruments, etc.    No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

4.4
Reliance on Experts, etc.    Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any adviser, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or other person may also be a Trustee.

Item 30. Business and Other Connections of Investment Adviser

Item 31. Location of Accounts and Records

        All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the possession and custody of the Registrant, c/o ALPS Mutual Funds Services, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202.

Item 32. Management Services

        Not applicable.

Item 33. Undertakings

1.
The Registrant undertakes to suspend the offering of its Preferred Shares until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.
Not applicable.

3.
Not applicable.

4.
Not applicable.

5.
The Registrant undertakes that:

a.
for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the registration statement as of the time it was declared effective; and

b.
for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.
The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

SIGNATURES

        Pursuant to requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of Denver, and the state of Colorado, on April 30, 2004.

REAVES UTILITY INCOME FUND
By:	/s/ EDMUND J. BURKE Name: Edmund J. Burke Title: President

POWER OF ATTORNEY

        We, the undersigned trustees of the Reaves Utility Income Fund, a Delaware statutory trust (the "Fund"), do hereby severally constitute and appoint Traci A. Thelen, with full power of substitution, and with full power to sign for him/her and in his/her name in the appropriate capacities, any registration statements on Form N-2 filed by the Fund in connection with the initial public offering of its preferred shares, including any and all pre-effective and post-effective amendments to such registration statements and supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ W. ROBERT ALEXANDER W. Robert Alexander	Trustee and Chairman	April 30, 2004
/s/ MARY K. ANSTINE Mary K. Anstine	Trustee	April 30, 2004
/s/ EDMUND J. BURKE Edmund J. Burke	Trustee	April 30, 2004
/s/ MICHAEL F. HOLLAND Michael F. Holland	Trustee	April 30, 2004
/s/ ROBERT E. LEE Robert E. Lee	Trustee	April 30, 2004
/s/ JEREMY O. MAY Jeremy O. May	Treasurer	April 30, 2004
/s/ EVERETT L. MORRIS Everett L. Morris	Trustee	April 30, 2004
/s/ LARRY W. PAPSAN Larry W. Papasan	Trustee	April 30, 2004

INDEX TO EXHIBITS

(g)
Investment Advisory and Management Agreement

(j)
Custody Agreement

(k)
(1)
Stock Transfer Agency Agreement

(2)
Administration, Bookkeeping and Pricing Services Agreement

(n)
Consent of PricewaterhouseCoopers LLP dated April 29, 2004

(p)
Initial Subscription Agreement